                                                                           PIMCO



                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust StocksPLUS Growth and Income Portfolio.

Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 1999

Market Review

Stock Market
A Broadened Stock Market Continues Its Ascent

This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

Bond Market
Bond Yields Move Higher

In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of the first half of this year.

Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Total return which exceeds that of the S&P 500 Index

Portfolio:
Primarily S&P 500 Index futures and short-term bonds

Duration:
0.50 years

Total Net Assets:
$151 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

    Short-Term Instruments       34.6%
 Corporate Bonds and Notes       34.4%
Mortgage-Backed Securities       17.1%
   Asset-Backed Securities        9.7%
                     Other        4.2%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

                      AAA        57.3%
                       AA         9.4%
                        A        18.5%
                      BBB         7.1%
                       BB         7.7%

*% of Total Investments as of June 30, 1999 1999 Semi-Annual Report


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1999

                      StocksPLUS Growth
                      and Income Portfolio
                      (Incep. 12/31/1997)                     S&P 500 Index
--------------------------------------------------------------------------------
6 Months                      11.39%                             12.38%
1 Year                        23.86%                             22.76%
Since Inception*              28.16%                                --

*Annualized

CUMULATIVE RETURNS THROUGH JUNE 30, 1999
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                 StocksPLUS Growth           S&P 500
  MONTH          and Income Portfolio         Index
12/31/97             5,000,000              5,000,000
 1/31/98             5,070,000              5,055,300
 2/28/98             5,410,000              5,419,888
 3/31/98             5,685,000              5,697,441
 4/30/98             5,745,000              5,754,757
 5/31/98             5,630,000              5,655,833
 6/30/98             5,850,567              5,885,573
 7/31/98             5,785,000              5,822,891
 8/31/98             4,952,807              4,981,018
 9/30/98             5,334,548              5,300,102
10/31/98             5,776,132              5,731,212
11/30/98             6,111,128              6,078,581
12/31/98             6,505,580              6,428,829
 1/31/99             6,722,778              6,697,682
 2/28/99             6,495,238              6,489,518
 3/31/99             6,770,301              6,749,164
 4/30/99             7,025,882              7,010,559
 5/31/99             6,848,540              6,845,040
 6/30/99             7,246,712              7,224,939

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/1998, the first full month following the Portfolio inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The large-cap equity bull market continued in 1999 with the S&P 500 Index returning 12.38% for the six months ended June 30, 1999. The StocksPLUS Growth and Income Portfolio returned 11.39% over this same time period.

 .    As interest rates rose during the six-month period in the short end of the yield curve, an extended portfolio duration (sensitivity to interest rates) relative to the duration of the S&P 500 futures contracts hurt performance.

 .    Corporate securities, especially higher yielding issues, were positive for performance due to the incremental yield provided and a narrowing of credit premiums relative to Treasuries as confidence returned to the global marketplace.

 .    Mortgage-backed securities were a slight positive for returns as higher interest rates led to a reduction in prepayment fears.

 .    Emerging market holdings also enhanced performance for the six-month period due to a combination of high relative yields and continued price recovery.

 .    Option strategies were an additional source of value added year-to-date.

 .    "StocksPLUS" is an enhanced index approach to equity investing in which
     PIMCO uses S&P 500 Index futures and swaps contracts to obtain the price performance of the S&P 500 Index and seeks excess returns by actively managing the short-duration bond portfolio backing these contracts.

Financial Highlights
StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

Selected Per Share Data for the Year Ended:               6/30/1999           12/31/1998(a)
                                                          ----------------    ---------------
Net asset value beginning of period                       $        12.58      $       10.00
---------------------------------------------------------------------------------------------
Net investment income (b)                                           0.35               0.30
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (b)                                1.07               2.68
---------------------------------------------------------------------------------------------
Total income from investment operations                             1.42               2.98
---------------------------------------------------------------------------------------------
Dividends from net investment income                               (0.22)             (0.29)
---------------------------------------------------------------------------------------------
Distributions from net realized capital gains                       0.00              (0.11)
---------------------------------------------------------------------------------------------
Total distributions                                                (0.22)             (0.40)
---------------------------------------------------------------------------------------------
Net asset value end of period                             $        13.78      $       12.58
---------------------------------------------------------------------------------------------
Total return                                                       11.39%             30.11%
---------------------------------------------------------------------------------------------
Net assets end of period (000's)                          $      150,898      $      58,264
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             0.65%*             0.65%
---------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                5.56%              5.30%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                               11%                61%
---------------------------------------------------------------------------------------------

*Annualized
(a)  Commenced operations on December 31, 1997.
(b) Per share amounts based on average number of shares outstanding during the period.


Statement of Assets and Liabilities
StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands, except per share amounts
                                                                              ---------------
Assets:
Investments, at value                                                         $     146,516
---------------------------------------------------------------------------------------------
Cash and foreign currency                                                                19
---------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                                    625
---------------------------------------------------------------------------------------------
Variation margin receivable                                                           2,616
---------------------------------------------------------------------------------------------
Interest and dividends receivable                                                     1,222
---------------------------------------------------------------------------------------------
Other assets                                                                              5
---------------------------------------------------------------------------------------------
                                                                                    151,003
=============================================================================================

Liabilities:
Payable for investments and foreign currency purchased                        $           1
---------------------------------------------------------------------------------------------
Written options outstanding                                                              31
---------------------------------------------------------------------------------------------
Accrued investment advisory fee                                                          43
---------------------------------------------------------------------------------------------
Accrued administration fee                                                               27
---------------------------------------------------------------------------------------------
Recoupment payable to manager                                                             3
---------------------------------------------------------------------------------------------
                                                                                        105
=============================================================================================

Net Assets                                                                    $     150,898
=============================================================================================

Net Assets Consist of:
Paid in capital                                                               $     136,632
---------------------------------------------------------------------------------------------
Undistributed net investment income                                                     785
---------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain                                           7,822
---------------------------------------------------------------------------------------------
Net unrealized appreciation                                                           5,659
---------------------------------------------------------------------------------------------
                                                                              $     150,898
=============================================================================================

Shares Issued and Outstanding                                                        10,949
---------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                                         $       13.78
---------------------------------------------------------------------------------------------

Cost of Investments Owned                                                     $     146,875
=============================================================================================

4  See accompanying notes

Statement of Operations
StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                                                    ---------------
Investment Income:
Interest                                                                                              $     3,040
-------------------------------------------------------------------------------------------------------------------
   Total Income                                                                                             3,040
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees                                                                                      197
-------------------------------------------------------------------------------------------------------------------
Administration fees                                                                                           123
-------------------------------------------------------------------------------------------------------------------
Recoupment of reimbursement                                                                                     3
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                             323
-------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                       2,717
===================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                                                            (10)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on futures and written options contracts                                                  5,831
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                                                       (492)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on futures
   and written options contracts                                                                            3,512
-------------------------------------------------------------------------------------------------------------------

   Net Gain                                                                                                 8,841
-------------------------------------------------------------------------------------------------------------------

Net Increase in Assets Resulting from Operations                                                      $    11,558
-------------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets
StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                             ------------------     -------------------
                                                                             Six Months Ended              Year Ended
Increase (Decrease) in Net Assets from:                                         June 30, 1999       December 31, 1998
Operations:
Net investment income                                                         $         2,717         $           762
-----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                       5,821                   2,422
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   3,020                   2,639
-----------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                                 11,558                   5,823
=======================================================================================================================

Distributions to Shareholders:
From net investment income                                                             (1,946)                   (748)
-----------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                                             0                    (421)
-----------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                    (1,946)                 (1,169)
=======================================================================================================================

Portfolio Share Transactions
Receipts for shares sold                                                               97,563                  64,713
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                                 1,946                   1,169
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                               (16,487)                (12,272)
-----------------------------------------------------------------------------------------------------------------------
Net increase resulting from Portfolio share transactions                               83,022                  53,610
-----------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                                           92,634                  58,264
=======================================================================================================================

Net Assets
Beginning of period                                                                    58,264                       0
-----------------------------------------------------------------------------------------------------------------------
End of period *                                                               $       150,898         $        58,264
-----------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:          $           785         $            14
-----------------------------------------------------------------------------------------------------------------------

                                                                      1999 Semi-Annual Report See accompanying notes  5

Schedule of Investments
StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

                                               Principal
                                                  Amount              Value
                                                  (000s)             (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 33.4%
--------------------------------------------------------------------------------

Banking & Finance 20.9%
American General Corp.
   6.050% due 07/02/2001                         $   300            $   298
Banco de Inversion Y Comercial
   9.375% due 12/27/2000                           1,200              1,140
Caithness Coso Fund Corp.
   6.800% due 12/15/2001                           3,000              2,992
Chrysler Financial Co. LLC
   5.030% due 06/11/2001 (d)                         600                600
Edison Funding
   6.050% due 12/17/1999                           1,000              1,001
Finova Capital Corp.
   5.250% due 06/18/2003 (d)                       3,000              2,966
Ford Credit Canada
   5.315% due 12/16/2002 (d)                         300                299
General Motors Acceptance Corp.
   5.530% due 12/17/2001 (d)                       2,000              2,010
   5.100% due 08/18/2003 (d)                       3,000              2,981
   5.246% due 04/05/2004 (d)                         800                800
Goldman Sachs Group
   5.430% due 01/16/2001 (d)                       1,000              1,005
   5.250% due 02/10/2004                           1,300              1,277
Hyatt Equities LLC
   6.800% due 05/15/2000                           3,000              3,005
Lehman Brothers Holdings
   6.375% due 05/07/2002                             100                 98
   5.309% due 08/01/2003 (d)                       2,000              1,969
   5.813% due 11/30/2006 (d)                       3,000              2,550
Merrill Lynch & Co.
   5.530% due 11/20/2000                           1,000              1,004
   5.450% due 01/11/2002 (d)                       2,200              2,211
   5.370% due 02/01/2002 (d)                         750                752
   5.555% due 03/17/2004 (d)                         200                202
Nacional Financiera
   8.693% due 12/01/2000 (d)                       1,000              1,010
Paine Webber Group, Inc.
   7.700% due 02/11/2000                             130                131
   5.555% due 08/18/2004 (d)                       1,000                978
Salomon, Smith Barney Holdings
   5.220% due 04/01/2002 (d)                         300                299
                                                                  ----------
                                                                     31,578
Industrials 7.5%
Case Credit Corp.
   5.209% due 05/05/2000 (d)                       4,000              4,005
Champion International Corp.
   9.700% due 05/01/2001                             300                316
Limited, Inc.
   5.928% due 05/22/2001 (d)                       2,000              1,998
Norfolk Southern Corp.
   6.700% due 05/01/2000                             200                201
Petroleos Mexicanos
   9.657% due 07/15/2005 (d)                         500                468
Time Warner, Inc.
   4.900% due 07/29/1999                           1,000                999
U.S. West Capital Funding
   5.546% due 06/15/2000 (d)                       3,000              2,999
US Air, Inc.
   9.625% due 09/01/2003                              30                 31
Williams Co., Inc.
   5.950% due 02/15/2000 (d)                         300                300
                                                                  ----------
                                                                     11,317
Utilities 5.0%
Cleveland Electric/Toledo Edison
   7.190% due 07/01/2000                           3,000              3,010
Enron Corp.
   5.778% due 03/30/2000                           1,000              1,001
Florida Gas Transmission
   8.140% due 11/01/1999                           1,000              1,007
Noram Energy
   7.500% due 08/01/2000                             500                506
Texas Utilities Co.
   6.500% due 05/01/2000                           2,000              2,007
                                                                  ----------
                                                                      7,531
                                                                  ----------
Total Corporate Bonds & Notes                                        50,426
(Cost $50,548)                                                    ==========

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 1.4%
--------------------------------------------------------------------------------

Student Loan Marketing Assn.
   5.355% due 01/25/2003 (d)                         305                305
   5.015% due 01/25/2007 (d)                         965                963
   5.187% due 04/25/2007 (d)                         850                849
                                                                  ----------
Total U.S. Government Agencies                                        2,117
(Cost $2,111)                                                     ==========

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 2.0%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (d)                       3,113              3,083
                                                                  ----------
Total U.S. Treasury Obligations                                       3,083
(Cost $3,084)                                                     ==========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 16.6%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 15.6%
Countrywide Home Loans
   6.500% due 03/25/2028                             607                596
   6.050% due 04/25/2029                             400                395
Federal Home Loan Mortgage Corp.
   4.825% due 05/18/2000 (d)                       2,000              1,998
   6.500% due 02/15/2024                             900                902
Federal National Mortgage Association
   7.000% due 06/25/2006                             517                517
   6.900% due 10/25/2020                           1,000              1,004
GE Capital Mortgage Services, Inc.
   6.500% due 12/25/2023                           1,981              1,944
   6.500% due 08/25/2024                           4,990              5,005
Government National Mortgage Association
   7.500% due 08/20/2021                             394                396
Headlands Mortgage Securities, Inc.
   7.250% due 11/25/2027                           1,000                993
   7.000% due 02/25/2028                             723                725
Independent National Mortgage Corp.
   8.350% due 06/25/2025                             572                572
PNC Mortgage Securities Corp.
   6.625% due 03/25/2028                             787                776
Prudential Home Mortgage Securities
   6.750% due 08/25/2008                             361                361
Prudential-Bache CMO Trust
   7.965% due 03/01/2019                           1,493              1,495
Resecuritization Mortgage Trust
   5.171% due 04/26/2021 (d)                         692                670
Residential Asset Securitization Trust
   7.750% due 04/25/2027                             850                860
   6.500% due 03/25/2029                             353                343
Residential Funding Mortgage Securities, Inc.
   6.500% due 07/25/2008                             232                233
   7.250% due 08/25/2027                             381                382
   7.250% due 10/25/2027                           1,000              1,001
Structured Asset Securities Corp.
   5.093% due 12/25/2000 (d)                         131                130
Thrift Financing Corp.
  11.250% due 01/01/2016                           2,091              2,186
                                                                  ----------
                                                                     23,484
Federal National Mortgage Association 0.8%
   5.780% due 08/01/2031 (d)                          74                 73
   5.892% due 08/01/2029 (d)                         283                278
   6.019% due 12/01/2028 (d)                         404                397
   6.500% due 05/01/2006                             491                492
                                                                  ----------
                                                                      1,240

6  See accompanying notes

                                                     Principal
                                                        Amount          Value
                                                        (000s)         (000s)
-------------------------------------------------------------------------------

Government National Mortgage Association 0.2%
   6.625% due 08/20/2024 (d)                           $   270      $     274
                                                                    ----------
Total Mortgage-Backed Securities                                       24,998
(Cost $25,292)                                                      ==========

-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 9.4%
-------------------------------------------------------------------------------

Arcadia Automobile Receivables Trust
   6.500% due 06/17/2002                                   800            806
Banc One Auto Grantor Trust
   6.270% due 11/20/2003                                 1,074          1,081
Empire Funding Home Loan Owner Trust
   7.160% due 05/25/2012                                 1,973          1,981
First Plus Home Loan Trust
   6.450% due 02/10/2009                                   381            380
Green Tree Home Equity Loan Trust
   6.000% due 06/15/2029                                   126            127
Money Store Home Equity Trust
   6.550% due 09/15/2021                                 3,000          3,012
   6.345% due 11/15/2021 (d)                               355            356
Morgan Stanley Capital
   5.143% due 07/25/2027 (d)                               395            393
Saxon Asset Securities Trust
   5.133% due 05/25/2029 (d)                             4,857          4,857
WMC Mortgage Loan
   5.234% due 03/20/2028 (d)                             1,266          1,265
                                                                    ----------
Total Asset-Backed Securities                                          14,258
(Cost $14,252)                                                      ==========

-------------------------------------------------------------------------------
SOVEREIGN ISSUES 0.7%
-------------------------------------------------------------------------------

Republic of Korea
   7.594% due 04/08/2000 (d)                             1,000          1,004
                                                                    ----------
Total Sovereign Issues                                                  1,004
(Cost $958)                                                         ==========

-------------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
-------------------------------------------------------------------------------

U.S. Treasury Bond (CBOT)
   8.000% due 06/30/1999
   Strike @ 128.000 Exp. 08/21/1999                         40              1
                                                                    ----------
Total Purchased Call Options                                                1
(Cost $1)                                                           ==========

-------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
-------------------------------------------------------------------------------

Eurodollar December Futures (CME)
   Strike @ 92.000 Exp. 12/13/1999                      27,000              0
Eurodollar September Futures (CME)
   Strike @ 91.750 Exp. 09/13/1999                      12,000              0
                                                                    ----------
Total Purchased Put Options                                                 0
(Cost $0)                                                           ==========

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 33.6%
-------------------------------------------------------------------------------

Commercial Paper 24.0%
Abbott Laboratories
   4.940% due 07/20/1999                                 2,000          1,995
Ameritech Corp.
   4.920% due 07/07/1999                                 4,000          3,997
   4.900% due 07/08/1999                                   900            899
BellSouth Telecommunications, Inc.
   4.940% due 07/12/1999                                 4,400          4,393
Campbell Soup Co.
   5.140% due 07/09/1999                                 2,700          2,697
Emerson Electric Co.
   5.020% due 07/27/1999                                 1,900          1,893
Federal Home Loan Mortgage Corp.
   4.810% due 07/08/1999                                   500            500
   5.040% due 07/22/1999                                   200            199
Ford Motor Credit Corp.
   4.790% due 07/19/1999                                 5,500          5,487
General Electric Capital Corp.
   5.340% due 07/07/1999                                 1,700          1,698
   4.990% due 07/07/1999                                 1,500          1,499
Kellogg Co.
   5.000% due 07/19/1999                                   300            299
Pfizer, Inc.
   4.970% due 07/07/1999                                 3,600          3,597
Procter & Gamble Co.
   4.820% due 07/07/1999                                 1,000            999
   4.940% due 07/15/1999                                 4,100          4,092
Williams Holdings
   5.360% due 01/25/2000                                 2,000          1,938
                                                                    ----------
                                                                       36,182
Repurchase Agreement 4.1%
Daiwa Securities
   4.680% due 07/01/1999                                 2,000          2,000
   (Dated 06/30/1999. Collateralized by
   U.S. Treasury Note 7.500% 05/15/2002
   valued at $2,056,247. Repurchase
   proceeds are $2,000,260.)

State Street Bank
   4.000% due 07/01/1999                                 4,220          4,220
   (Dated 06/30/1999. Collateralized by
   U.S. Treasury Bond 8.875% 08/15/2017
   valued at $4,306,053. Repurchase
   proceeds are $4,220,469.)                                        ----------
                                                                        6,220
                                                                    ==========
U.S. Treasury Bills (b)(c) 5.5%
   4.000% due 08/19/1999-10/14/1999                      8,295          8,227
                                                                    ----------

Total Short-Term Instruments                                           50,629
(Cost $50,629)                                                      ==========

Total Investments (a) 97.1%                                         $ 146,516
(Cost $146,875)

Written Options (e) 0.0%                                                  (31)
(Premiums $34)

Other Assets and Liabilities (Net) 2.9%                                 4,413
                                                                    ----------

Net Assets 100.0%                                                   $ 150,898
                                                                    ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $146,875 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                            $     178

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                               (537)
                                                                    ----------

Unrealized depreciation-net                                         $    (359)
                                                                    ==========

                            1999 Semi Annual Report    See accompanying notes  7

StocksPLUS Growth and Income Portfolio
June 30, 1999 (Unaudited)

                                              Principal
                                                 Amount                  Value
                                                 (000s)                 (000s)
--------------------------------------------------------------------------------
(b) Securities with an aggregate market
value of $8,227 have been segregated
with the custodian to cover margin
requirements for the following open
futures contracts at June 30, 1999:
                                                                    Unrealized
                                                   # of          Appreciation/
Type                                          Contracts         (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index (09/1999)                              29         $          422
S&P 500 Index (09/1999)                             389                  5,604
Mini S&P 500 Index (09/1999)                          4                     12
Eurodollar March Futures (03/2000)                    1                     (2)
Eurodollar March Futures (03/2000)                    1                     (2)
Eurodollar June Futures (06/2000)                     1                     (2)
Eurodollar June Futures (06/2000)                     1                     (3)
Eurodollar September Futures (09/2000)                1                     (2)
Eurodollar September Futures (09/2000)                1                     (3)
Eurodollar September Futures (09/2001)                3                     (6)
Eurodollar December Futures (12/1999)                 1                     (2)
Eurodollar December Futures (12/1999)                 1                     (2)
                                                                ----------------
                                                                $        6,014
                                                                ================

(c) Securities are grouped by range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of June 30, 1999.

(e) Premiums received on written options:

Type                                            Par      Premium         Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 128.000 Exp. 08/21/1999         $ 1,700      $     8       $     0
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 114.000 Exp. 08/21/1999           3,300           12           (25)
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 126.000 Exp. 08/21/1999           2,900            7            (1)
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 120.000 Exp. 08/21/1999           1,900            7            (5)
                                                         -----------------------
                                                         $    34       $   (31)
                                                         =======================

(f) Swap agreements outstanding at June 30, 1999:

                                                     Notional         Unrealized
Type                                                   Amount       Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: J.P. Morgan
Exp. 05/02/2000                                 $  65,000,000      $         167

8  See accompanying notes

Notes to Financial Statements
June 30, 1999 (Unaudited)


1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

June 30, 1999 (Unaudited)

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

   U.S. Government/Agency                All Other
------------------------------------------------------------
   Purchases           Sales        Purchases          Sales
------------------------------------------------------------

$     11,924      $    3,993     $     71,287     $    3,240

                                                    1999 Semi-Annual Report   11

June 30, 1999 (Unaudited)

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                                       Premium
--------------------------------------------------------------------------------

Balanced at 12/31/1998                                              $        2
--------------------------------------------------------------------------------
Sales                                                                      507
--------------------------------------------------------------------------------
Closing Buys                                                               (14)
--------------------------------------------------------------------------------
Expirations                                                               (460)
--------------------------------------------------------------------------------
Exercised                                                                   (1)
--------------------------------------------------------------------------------
Balance at 06/30/1999                                               $       34
================================================================================

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                               Six Months Ended
                                                                     06/30/1999             Year Ended 12/31/98
                                                    Shares               Amount     Shares               Amount
-------------------------------------------------------------------------------   ------------------------------
Receipts for shares sold                             7,470             $ 97,563      5,681             $ 64,713
-------------------------------------------------------------------------------   ------------------------------
Issued as reinvestment of distributions                104                1,946         97                1,169
-------------------------------------------------------------------------------   ------------------------------
Cost of shares redeemed                             (1,256)             (16,487)    (1,146)             (12,272)
-------------------------------------------------------------------------------   ------------------------------
Net increase resulting from
   Portfolio share transactions                      6,318             $ 83,022      4,632             $ 53,610
===============================================================================   ==============================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

           Number   % of Portfolio Held
---------------------------------------

                4                  100%


7. Federal Income Tax Matters

As of December 31, 1998 the Portfolio realized capital and/or foreign currency losses during the period November 1, 1998 through December 31, 1998, which the Portfolio has elected to defer to the following fiscal year pursuant to income tax regulations. The amount deferred is $1,570.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                       P I M C O





                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       HIGH YIELD BOND PORTFOLIO
                                                              ------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999

Chairman's Letter



Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust High Yield Bond Portfolio.

Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/s/ Brent R. Harris

Brent R. Harris
Chairman


July 30, 1999


                                                    1999 Semi-Annual Report    1

Market Review

Stock Market
A Broadened Stock Market Continues Its Ascent

This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.


Bond Market
Bond Yields Move Higher

In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of the first half of this year.

Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

High Yield Bond Portfolio


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily high yield bonds

Duration:
4.70 years

Total Net Assets:
$108 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Corporate Bonds and Notes       91.3%
   Short-Term Instruments        5.1%
                    Other        3.6%


Quality Breakdown:*

[PIE CHART APPEARS HERE]

                      AAA        4.7%
                       AA        0.6%
                        A        0.5%
                      BBB        8.9%
                       BB       42.5%
                        B       42.8%


*% of Total Investments as of June 30, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE   For the Period Ended June 30, 1999

                           High Yield
                          Bond Portfolio                    Lehman Intermediate
                        (Incep. 4/30/1998)                BB rated Corp. Index
--------------------------------------------------------------------------------
6 Months                       1.48%                              0.57%
1 Year                         2.28%                              2.12%
Since Inception*               2.83%                                --

*Annualized


CUMULATIVE RETURNS THROUGH JUNE 30, 1999
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

             High Yield       Lehman Intermediate
MONTH        Bond Portfolio      BB rated Corp.
                                    Index

 4/30/98      5,000,000            5,000,000
 5/31/98      5,002,075            5,032,500
 6/30/98      5,050,394            5,063,198
 7/31/98      5,097,595            5,089,527
 8/31/98      4,861,173            4,949,056
 9/30/98      4,929,185            5,053,976
10/31/98      4,880,246            4,989,285
11/30/98      5,076,148            5,109,028
12/31/98      5,089,852            5,141,215
 1/31/99      5,178,275            5,194,169
 2/28/99      5,139,437            5,155,732
 3/31/99      5,191,615            5,192,854
 4/30/99      5,269,386            5,245,820
 5/31/99      5,167,566            5,182,346
 6/30/99      5,165,318            5,170,427

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/1998, the first full month following the Portfolio inception on 4/30/1998, compared to the Lehman Intermediate BB rated Corp. Index, an unmanaged market index. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . High yield bonds recovered substantially from their sell-off late last year after the Asian induced crisis led to a widespread flight to quality; while yield premiums over Treasuries narrowed, absolute yields are relatively unchanged as Treasury rates have risen.

 .  The High Yield Bond Portfolio substantially outperformed the Lehman
   Intermediate BB rated Corporate Index for the six-month period ended June 30, 1999, posting a six-month return of 1.48% versus 0.57% for the Index.

 . Maintaining a duration, or sensitivity to changes in interest rates, higher than that of the Index detracted from returns as interest rates rose on fears of renewed commodity inflation, an Asian recovery and monetary policy tightening by the Federal Reserve.

 . Holdings of higher yielding single-B bonds aided performance as they outperformed double-B rated securities given strong economic growth and a reduced Asian crisis premium.

 . Industry orientation substantially helped returns as our overweights in energy and cable/pay TV led the market Index; energy benefited from a rise in oil prices and waning capacity and cable/pay TV was boosted following strong merger activity.

 . Allocations to the healthcare sector, particularly long-term care and HMOs, detracted from performance as investors became concerned about the government's lower Medicare reimbursements and pending unfavorable healthcare legislation.

 . Holdings of certain cellular and satellite-related credits also hurt performance as the market struggled to digest all of the new technologies and contemplated which delivery platforms would ultimately become profitable.


                                                    1999 Semi-Annual Report    3

Financial Highlights
High Yield Bond Portfolio
June 30, 1999 (Unaudited)


Selected Per Share Data for the Year or Period Ended:      6/30/1999      12/31/1998(a)
                                                           -------------  -------------
Net asset value beginning of period                        $    9.67      $   10.00
---------------------------------------------------------------------------------------
Net investment income (b)                                       0.38           0.51
---------------------------------------------------------------------------------------
Net realized and unrealized (loss) (b)                         (0.24)         (0.34)
---------------------------------------------------------------------------------------
Total income from investment operations                         0.14           0.17
---------------------------------------------------------------------------------------
Dividends from net investment income                           (0.37)         (0.50)
---------------------------------------------------------------------------------------
Total distributions                                            (0.37)         (0.50)
---------------------------------------------------------------------------------------
Net asset value end of period                              $    9.44      $    9.67
---------------------------------------------------------------------------------------
Total return                                                    1.48%          1.80%
---------------------------------------------------------------------------------------
Net assets end of period (000's)                             107,514         49,761
---------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.75%*         0.75%*
---------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            7.97%*         7.90%*
---------------------------------------------------------------------------------------
Portfolio turnover rate                                            4%            13%
---------------------------------------------------------------------------------------

*Annualized
(a) Commenced operations on April 30,1998.
(b) Per share amounts based on average number of shares outstanding during the period.


Statement of Assets and Liabilities
High Yield Bond Portfolio
June 30, 1999 (Unaudited)


Amounts in thousands, except per share amounts
                                                                          -------------
Assets:
Investments, at value                                                     $   105,514
---------------------------------------------------------------------------------------
Cash and foreign currency                                                         537
---------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                               92
---------------------------------------------------------------------------------------
Receivable for Portfolio shares sold                                            1,509
---------------------------------------------------------------------------------------
Interest and dividends receivable                                               1,968
---------------------------------------------------------------------------------------
Other assets                                                                        4
---------------------------------------------------------------------------------------
                                                                              109,624
=======================================================================================

Liabilities:
Payable for investments and foreign currency purchased                    $     2,045
---------------------------------------------------------------------------------------
Accrued investment advisory fee                                                    43
---------------------------------------------------------------------------------------
Accrued administration fee                                                         21
---------------------------------------------------------------------------------------
Recoupment payable to manager                                                       1
---------------------------------------------------------------------------------------
                                                                                2,110
=======================================================================================

Net Assets                                                                $   107,514
=======================================================================================

Net Assets Consist of:
Paid in capital                                                           $   110,685
---------------------------------------------------------------------------------------
Overdistributed net investment income                                              (2)
---------------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                                    (691)
---------------------------------------------------------------------------------------
Net unrealized (depreciation)                                                  (2,478)
---------------------------------------------------------------------------------------

                                                                          $   107,514
=======================================================================================

Shares Issued and Outstanding                                                  11,386
---------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)                                      $      9.44
---------------------------------------------------------------------------------------

Cost of Investments Owned                                                 $   107,992
=======================================================================================

4     See accompanying notes

Statement of Operations
High Yield Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                                                       --------------------
Investment Income:
Interest                                                                                               $            3,270
---------------------------------------------------------------------------------------------------------------------------
Dividends, net of foreign taxes                                                                                        47
---------------------------------------------------------------------------------------------------------------------------
   Total Income                                                                                                     3,317
===========================================================================================================================

Expenses:
Investment advisory fees                                                                                              191
---------------------------------------------------------------------------------------------------------------------------
Administration fees                                                                                                    96
---------------------------------------------------------------------------------------------------------------------------
Organization costs                                                                                                      1
---------------------------------------------------------------------------------------------------------------------------
Recoupment of reimbursement                                                                                             1
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                                     289
---------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                               3,028
===========================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                                                                   (604)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                                                             (1,846)
---------------------------------------------------------------------------------------------------------------------------
   Net (Loss)                                                                                                      (2,450)
---------------------------------------------------------------------------------------------------------------------------

Net Increase in Assets Resulting from Operations                                                       $              578
===========================================================================================================================

Statements of Changes in Net Assets
High Yield Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                             --------------------      --------------------
                                                                                                              Period from
                                                                               Six Months Ended         April 30, 1998 to
Increase (Decrease) in Net Assets from:                                           June 30, 1999         December 31, 1998
Operations:
Net investment income                                                        $            3,028        $            1,579
---------------------------------------------------------------------------------------------------------------------------
Net realized (loss)                                                                        (604)                      (87)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation)                                                  (1,846)                     (632)
---------------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                                      578                       860
===========================================================================================================================

Distributions to Shareholders:
From net investment income                                                               (3,032)                   (1,577)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                      (3,032)                   (1,577)
===========================================================================================================================

Portfolio Share Transactions:
Receipts for shares sold                                                                 65,286                    65,974
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                                   3,031                     1,577
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                  (8,110)                  (17,073)
---------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Portfolio share transactions                                 60,207                    50,478
---------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                                             57,753                    49,761
===========================================================================================================================

Net Assets:
Beginning of period                                                                      49,761                         0
---------------------------------------------------------------------------------------------------------------------------
End of period *                                                              $          107,514        $           49,761
---------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:         $               (2)       $                2
---------------------------------------------------------------------------------------------------------------------------

                         1999 Semi-Annual Report       See accompanying notes  5

Schedule of Investments
High Yield Bond Portfolio
June 30, 1999 (Unaudited)
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 89.6%
--------------------------------------------------------------------------------

Banking & Finance 6.9%
Americredit Corp.
   9.875% due 04/15/2006                                 $     500    $     515
Charter Commercial Holdings LLC
   8.250% due 04/01/2007                                       700          674
Crown Castle International Corp.
   0.000% due 11/15/2007                                     1,000          699
Forest City Enterprises
   8.500% due 03/15/2008                                       550          531
Fuji Bank
   9.870% due 12/31/2049 (c)                                   100           88
Helicon Group
  11.000% due 11/01/2003 (c)                                   600          630
Imperial Credit Industries, Inc.
   9.875% due 01/15/2007                                       300          245
Mercury Finance Co.
   9.495% due 03/23/2001                                       350          329
  10.000% due 03/23/2001                                       800          763
Nationwide Credit, Inc.
  10.250% due 01/15/2008                                       200          139
Presidential Life Insurance Corp.
   7.875% due 02/15/2009                                       500          486
Sumitomo
   9.400% due 12/29/2049 (c)                                   100           98
TPSA Finance BV
   7.750% due 12/10/2008                                       750          729
Trizec Finance Limited
  10.875% due 10/15/2005                                       750          785
Willis Corroon Corp.
   9.000% due 02/01/2009                                       750          727
                                                                      ----------
                                                                          7,438
Industrials 76.6%
Aaf-Mcquay, Inc.
   8.875% due 02/15/2003                                       500          478
Abbey Healthcare Group
   9.500% due 11/01/2002                                       200          200
Advanced Lighting
   8.000% due 03/15/2008                                       650          589
AEI Holding Co.
  10.500% due 12/15/2005                                       900          882
Agriculture Minerals & Chemicals
  10.750% due 09/30/2003                                       500          498
Allied Waste North America, Inc.
   7.625% due 01/01/2006                                       750          702
American Axle & Manufacturing, Inc.
   9.750% due 03/01/2009                                       500          503
American Standard
   7.375% due 02/01/2008                                       500          485
Amphenol Corp.
   9.875% due 05/15/2007                                       850          870
Applied Power, Inc.
   8.750% due 04/01/2009                                       700          683
Avalon Cable
   9.375% due 12/01/2008                                       250          255
Ball Corp.
   7.750% due 08/01/2006                                       250          245
   8.250% due 08/01/2008                                       250          248
Beckman Instruments, Inc.
   7.450% due 03/04/2008                                     2,500        2,395
Beverly Enterprises, Inc.
   9.000% due 02/15/2006                                       600          594
Bresnan Communications
   8.000% due 02/01/2009                                       500          496
Buckeye Technologies, Inc.
   8.000% due 10/15/2010                                       800          762
Building Materials Corp.
   7.750% due 07/15/2005                                       200          188
   8.625% due 12/15/2006                                       250          245
   8.000% due 10/15/2007                                       200          188
   8.000% due 12/01/2008                                       500          469
Cablevision SA
  13.750% due 05/01/2009                                       125          114
Cadmus Comm Corp.
   9.750% due 06/01/2009                                       750          756
Call-Net Enterprises, Inc.
   8.000% due 08/15/2008                                       200          177
   9.375% due 05/15/2009                                       500          479
Century Communications Corp.
   0.000% due 03/15/2003                                       400          282
   8.750% due 10/01/2007                                       400          399
Circus Circus Enterprises
   6.750% due 07/15/2003                                       350          334
   9.250% due 12/01/2005                                       200          205
Clark R&M Holdings
   8.375% due 11/15/2007                                       250          230
Clearnet Communications
   0.000% due 05/01/2009                                     1,000          575
Coltec Industries, Inc.
   7.500% due 04/15/2008                                       400          397
Columbia/HCA Healthcare
   7.000%due 07/01/2007                                        700          629
Columbus McKinnon
   8.500% due 04/01/2008                                       250          241
Comcast Cellular
   9.500% due 05/01/2007                                       450          506
Comcast Corp.
   9.500% due 01/15/2008                                       700          737
Consolidated Container Co.
  10.125% due 07/15/2009                                       500          508
Cross Timbers Oil Co.
   9.250% due 04/01/2007                                       250          248
   8.750% due 11/01/2009                                       250          242
CSC Holdings, Inc.
   9.875% due 02/15/2013                                       500          540
Dade International, Inc.
  11.125 due 05/01/2006                                        500          529
Dial Call Communications
  10.250% due 12/15/2005 (c)                                   500          511
Diamond Cable Communication Co.
   0.000% due 09/30/2004 (b)                                   500          521
   0.000% due 12/15/2005 (b)                                   500          453
Dunlop Stand Aero Holdings
  11.875% due 05/15/2009                                       500          503
Echostar DBS Corp.
   9.250% due 02/01/2006                                       750          762
   9.375% due 02/01/2009                                       375          383
Emmis Communications Corp.
   8.125% due 03/15/2009                                       500          478
Extended Stay America
   9.150% due 03/15/2008                                       250          238
Extendicare Health Services
   9.350% due 12/15/2007                                       350          261
Falcon Holding Group LP
   0.000% due 04/15/2010 (b)                                   500          353
   8.375% due 04/15/2010                                       500          496
Federal-Mogul Corp.
   7.500% due 07/01/2004                                       150          146
   7.750% due 07/01/2006                                       350          335
Ferrellgas Partners LP
   9.375% due 06/15/2006                                     1,000        1,004
Fisher Scientific
   7.125% due 12/15/2005                                       500          463
   9.000% due 02/01/2008                                       725          692
Fisher Scientific International
   9.000% due 02/01/2008                                       500          475
Forest Oil Corp.
  10.500% due 01/15/2006                                       500          521
Fox/Liberty Networks LLC
   0.000% due 08/15/2007 (b)                                   750          589
Furon Co.
   8.125% due 03/01/2008                                       650          614
Garden State Newspapers
   8.750% due 10/01/2009                                       850          828
   8.625% due 07/01/2011                                       250          239
Globalstar LP
  11.375% due 02/15/2004                                       250          168
Golden Northwest Aluminum
  12.000% due 12/15/2006                                       125          130


6   See accompanying notes

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
Grupo Televisa SA
  11.375% due 05/15/2003                                 $     150    $     154
   0.000% due 05/15/2008 (b)                                   275          223
Gulf Canada Resources
   9.625% due 07/01/2005                                       350          357
Harnischfeger Industrial, Inc.
   8.900% due 03/01/2022                                       400          250
Harrahs Operating Co., Inc.
   7.875% due 12/15/2005                                       700          681
Henry Co.
  10.000% due 04/15/2008                                       500          458
HMH Properties, Inc.
   7.875% due 08/01/2005                                       350          333
   8.450% due 12/08/2006                                       150          143
Hollinger International Publishing
   8.625% due 03/15/2005                                       150          152
   9.250% due 03/15/2007                                       400          412
Holmes Products Corp.
   9.875% due 11/15/2007                                       500          486
Horseshoe Gaming Holdings
   8.625% due 05/15/2009                                       750          728
Host Marriott LP
   8.375% due 02/15/2006                                       500          488
Huntsman Corp.
   9.500% due 07/01/2007                                       450          428
Huntsman Packaging Corp.
   9.125% due 10/01/2007                                       600          585
Impsat Corp.
  12.375% due 06/15/2008                                       500          413
Integrated Health Services
   9.500% due 09/15/2007                                       200          147
Intermedia Communications, Inc.
   0.000% due 05/15/2006 (b)                                   500          418
   9.500% due 03/01/2009                                       300          291
International Game Technology
   7.875% due 05/15/2004                                       400          395
   8.375% due 05/15/2009                                       350          345
ISP Holdings, Inc.
   9.750% due 02/15/2002                                       500          511
   9.000% due 10/15/2003                                       200          200
J.Q. Hammons Hotels
   8.875% due 02/15/2004                                       250          232
John Q Hammons Hotels LP
   9.750% due 10/01/2005                                       100           96
Jones Intercable, Inc.
   8.875% due 04/01/2007                                       250          267
Jupiters Limited
   8.500% due 03/01/2006                                       600          591
K Mart Corp.
   8.130% due 12/16/2003                                       500          495
K-III Communications Co.
   8.500% due 02/01/2006                                       650          653
KPNQWest BV
   8.125% due 06/01/2009                                     1,000          980
L-3 Communications Corp.
  10.375 due 05/01/2007                                        400          421
Level 3 Communications, Inc.
   9.125% due 05/01/2008                                       650          639
Levi Strauss & Co.
   6.800% due 11/01/2003                                       750          702
Lin Television Corp.
   8.375% due 03/01/2008                                       500          480
Loral Space & Communication Limited
   9.500% due 01/15/2006                                       500          436
Lyondell Chemical Co.
   9.625% due 05/01/2007                                     1,000        1,032
Magnum Hunter Resources, Inc.
  10.000% due 06/01/2007                                       250          234
Mail-Well Corp.
   8.750% due 12/15/2008                                       625          609
Marsh Supermarkets, Inc.
   8.875% due 08/01/2007                                     1,000          999
McLeodUSA, Inc.
   0.000% due 03/01/2007 (b)                                   600          462
   9.500% due 11/01/2008                                       250          249
Metromedia Fiber Network
  10.000% due 11/15/2008                                       500          514
Metronet Communications
   0.000% due 06/15/2008 (b)                                   200          148
MGM Grand, Inc.
   6.950% due 02/01/2005                                       750          702
MJD Communications, Inc.
   9.500% due 05/01/2008                                       850          846
Nextel Communications, Inc.
   9.750% due 08/15/2004                                       750          767
   0.000% due 02/15/2008 (b)                                   500          345
Nextel Partners, Inc.
   0.000% due 02/01/2009 (b)                                   750          443
Nextlink Communications
  10.750% due 06/01/2009                                       500          515
NTL Communications Corp.
  11.500% due 10/01/2008                                       400          443
   0.000% due 02/01/2006 (b)                                   750          657
Ocean Rig Norway
  10.250% due 06/01/2008                                       120           87
Octel Developments PLC
  10.000% due 05/01/2006                                       650          673
Optel, Inc.
  11.500% due 07/01/2008                                       200          141
Orange PLC
   9.000% due 06/01/2009                                       500          505
Orion Network Systems, Inc.
   0.000% due 01/15/2007 (b)                                   400          222
  11.250% due 01/15/2007                                       400          360
P&L Coal Holdings
   8.875% due 05/15/2008                                     1,150        1,155
Packaging Corp. of America
   9.625% due 04/01/2009                                       400          408
Packard Bioscience Co.
   9.375% due 03/01/2007                                       150          142
Perry-Judd
  10.625% due 12/15/2007                                       450          448
Petroleos Mexicanos
   9.657% due 07/15/2005 (c)                                   300          281
Pharmerica, Inc.
   8.375% due 04/01/2008                                     1,500        1,529
Phar-Mor, Inc.
  11.720% due 09/11/2002                                       150          152
Physician Sales and Service, Inc.
   8.500% due 10/01/2007                                       375          375
Piedmont Aviation
  10.250% due 03/28/2005                                       400          419
Pioneer National Resources
   8.250% due 08/15/2007                                       250          238
Pioneer National Resources
   6.500% due 01/15/2008                                       650          556
Polymer Group, Inc.
   8.750% due 03/01/2008                                       900          869
Pool Energy Co.
   8.625% due 04/01/2008                                       350          348
Pride International, Inc.
   9.375% due 05/01/2007                                       250          248
Qwest Communications International, Inc.
   0.000% due 10/15/2007 (b)                                   800          628
   0.000% due 02/01/2008 (b)                                   610          454
R & B Falcon Corp.
   6.500% due 04/15/2003                                       500          426
R.H. Donnelly, Inc.
   9.125% due 06/01/2008                                       125          126
Regal Cinemas, Inc.
   9.500% due 06/01/2008                                        50           47
   8.875% due 12/15/2010                                       400          370
Renaissance Media Group
   0.000% due 04/15/2008 (b)                                   100           71
Revlon Consumer Products
   8.125 due 02/01/2006                                        300          291
Riviera Holdings Corp.
  10.000% due 08/15/2004                                       150          141


                             1999 Semi-Annual Report   See accompanying notes  7

High Yield Bond Portfolio
June 30, 1999 (Unaudited)
                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
Rogers Cantel Mobile Communications, Inc.
   9.375% due 06/01/2008                                 $   1,000    $   1,042
Safety-Kleen Corp.
   9.250% due 05/15/2009                                       250          253
Safety-Kleen Services
   9.250% due 06/01/2008                                       950          979
SC International Services, Inc.
   9.250% due 09/01/2007                                       800          816
Silgan Holdings, Inc.
   9.000% due 06/01/2009                                       750          743
Smithfield Foods
   7.625% due 02/15/2008                                       275          250
Stater Brothers Holdings
  11.000% due 03/01/2001                                       250          255
Station Casinos, Inc.
   9.750% due 04/15/2007                                       550          561
Stone Container
  11.000% due 08/15/1999                                       500          502
Stone Container Corp.
  10.750% due 10/01/2002                                       750          782
Synthetic Industries, Inc.
   9.250% due 02/15/2007                                       800          824
Telewest Communications PLC
   9.625% due 10/01/2006                                       400          412
   0.000% due 10/01/2007 (b)                                   500          448
   0.000% due 04/15/2009 (b)                                   500          336
Tenet Healthcare Corp.
   7.875% due 01/15/2003                                       500          491
   8.625% due 12/01/2003                                       250          252
   8.000% due 01/15/2005                                       250          245
TFM SA de CV
   0.000% due 06/15/2009 (b)                                   200          120
Total Renal Care Holdings
   7.000% due 05/15/2009                                       800          657
Trans-Resources, Inc.
  10.750% due 03/15/2008                                       350          340
TV Guide, Inc.
   8.125% due 03/01/2009                                       600          571
United Defense Industry, Inc.
   8.750% due 11/15/2007                                       250          244
United Refining Co.
  10.750% due 06/15/2007                                       500          366
US Air, Inc.
   9.625% due 09/01/2003                                       200          206
   9.330% due 01/01/2006                                       143          144
Vectura Group, Inc.
  10.250% due 06/30/2008                                       400          402
Vintage Petroleum
   9.000% due 12/15/2005                                       500          499
Western Gas Resources
  10.000% due 06/15/2009                                       500          512
Westpoint Stevens, Inc.
   7.875% due 06/15/2005                                       300          296
   7.875% due 06/15/2008                                       500          484
World Color Press, Inc.
   8.375% due 11/15/2008                                       700          700
   7.750% due 02/15/2009                                       250          236
Young Broadcasting, Inc.
   9.000% due 01/15/2006                                       300          295
   8.750% due 06/15/2007                                       550          536
                                                                      ----------
                                                                         82,330
                                                                      ==========
Utilities 6.1%
AES Corp.
  10.250% due 07/15/2006                                       500          513
   8.500% due 11/01/2007                                       100           95
   9.500% due 06/01/2009                                       500          516
Bridas Corp.
  12.500% due 11/15/1999                                       300          306
Calpine Corp.
  10.500% due 05/15/2006                                       175          187
   8.750% due 07/15/2007                                       300          297
   7.875% due 04/01/2008                                       200          190
   7.750% due 04/15/2009                                       200          189
CMS Energy
   8.125% due 05/15/2002                                       500          509
Flag Limited
   8.250% due 01/30/2008                                       550          513
ITC Deltacom, Inc.
   8.875% due 03/01/2008                                       350          348
Niagara Mohawk Power
   7.750% due 10/01/2008                                       250          258
Orange PLC
   8.000% due 08/01/2008                                       475          456
Philippine Long Distance Telephone
  10.500% due 04/15/2009                                       500          502
Rural Cellular Corp.
   9.625% due 05/15/2008                                       400          404
SK Telecom Co. Limited
   7.750% due 04/29/2004                                       700          676
Sprint Spectrum LP
  11.000% due 08/15/2006                                       500          573
                                                                      ----------
                                                                          6,532
                                                                      ----------
Total Corporate Bonds & Notes                                            96,300
(Cost $98,642)                                                        ==========

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Strips
   0.000% due 08/15/2026                                       200           39
                                                                      ----------
Total U.S. Treasury Obligations                                              39
(Cost $41)                                                            ==========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.0%
--------------------------------------------------------------------------------

Airplanes Pass Through Trust
  10.875% due 03/15/2019                                       600          578
Morgan Stanley Aircraft Finance
   8.700% due 03/15/2023                                       500          463
                                                                      ----------
Total Asset-Backed Securities                                             1,041
(Cost $1,106)                                                         ==========

--------------------------------------------------------------------------------
SOVEREIGN ISSUES 1.0%
--------------------------------------------------------------------------------

Embotelladora Arica SA
   9.875% due 03/15/2006                                     1,000        1,015
Republic of Korea
   8.875% due 04/15/2008                                       100          105
                                                                      ----------
Total Sovereign Issues                                                    1,120
(Cost $1,087)                                                         ==========

--------------------------------------------------------------------------------
PREFERRED STOCK 1.5%
--------------------------------------------------------------------------------
                                                            Shares
CSC Holdings, Inc.
  12.070% due 01/02/2000                                     2,866          313
Fresenius Medical Care
   7.875% due 01/02/2000                                       850          792
   9.000% due 12/01/2006                                       500          496
                                                                      ----------
Total Preferred Stock                                                     1,601
(Cost $1,703)                                                         ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Commercial Paper 3.0%
Ameritech Corp.
   4.900% due 07/08/1999                                 $     600          599
   4.840% due 07/09/1999                                       900          899
General Electric Capital Corp.
   4.990% due 07/07/1999                                       900          899
   4.750% due 07/07/1999                                       500          500
Texas Utilities Co.
   5.240% due 01/21/2000                                       400          388
                                                                      ----------
                                                                          3,285
                                                                      ==========

8   See accompanying notes

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
Repurchase Agreement 2.0%
Daiwa Securities
    4.680% due 07/01/1999                                $   1,500    $   1,500
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Bill 4.640% 12/02/1999
    valued at $1,533,263. Repurchase
    proceeds are $1,500,195.)
State Street Bank
    4.000% due 07/01/1999                                      628          628
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 8.750% 08/15/2020
    valued at $645,963. Repurchase                                    ----------
    proceeds are $628,070.)                                               2,128

                                                                      ----------
Total Short-Term Instruments                                              5,413
(Cost $5,413)                                                         ==========

Total Investments (a) 98.1%                                           $ 105,514
(Cost $107,992)

Other Assets and Liabilities (Net) 1.9%                                   2,000
                                                                      ----------

Net Assets 100.0%                                                     $ 107,514
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $107,992 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $     586

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (3,064)
                                                                      ----------

Unrealized depreciation-net                                           $  (2,478)
                                                                      ==========
(b) Security becomes interest bearing at a future date.

(c) Variable rate security. The rate listed is as of June 30, 1999.



                        1999 Semi-Annual Report        See accompanying notes  9

Notes to Financial Statements
June 30, 1999 (Unaudited)

1. Organization

The High Yield Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.



     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.50%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.75% of average daily net assets.


                                                   1999 Semi-Annual Report    11

June 30, 1999


     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

    U.S. Government/Agency                       All Other
----------------------------------------------------------------------
     Purchases              Sales         Purchases              Sales
----------------------------------------------------------------------

$            0    $             0    $       59,191    $         3,170


5. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                           Six Months        Period from 04/30/1998
                                                     Ended 06/30/1999                 to 12/31/1998
                                                 Shares        Amount         Shares         Amount
-------------------------------------------    ------------------------    --------------------------
Receipts for shares sold                          6,767      $ 65,286          6,763      $  65,974
-----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions             315         3,031            163          1,577
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                            (842)       (8,110)        (1,780)       (17,073)
-----------------------------------------------------------------------------------------------------
Net increase resulting from
   Portfolio share transactions                   6,240      $ 60,207          5,146       $ 50,478
=====================================================================================================


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

Number            % of Portfolio Held
-------------------------------------

     1                           100%

6. Federal Income Tax Matters

As of December 31, 1998 the Portfolio listed in the table below had a capital loss carryforward that was realized in the current year.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


    Capital Loss Carryforwards (amounts in thousands)
---------------------------------------------------------
       Realized Losses                         Expiration
---------------------------------------------------------

$               75,638                         12/31/2006

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
OppenheimerCapital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

PIMCO Variable Insurance Trust
   Total Return Bond Portfolio
                --------------
            Semi-Annual Report
                 June 30, 1999

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Total Return Bond Portfolio.

Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

July 30, 1999

                                                      1999 Semi-Annual Report  1

Market Review


               Stock Market
               A Broadened Stock Market Continues Its Ascent

               This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

               The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

               Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

               In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

               The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.


               Bond Market
               Bond Yields Move Higher

               In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of the first half of this year.

               Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

               As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

               Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

               We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

TOTAL RETURN BOND PORTFOLIO

Portfolio Characteristics

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate-term investment grade bonds

Duration:
4.36 years

Total Net Assets:
$3 million

                              Sector Breakdown:*
          Corporate Bonds and Notes                50.0%

          Mortgage-Backed Securities               44.4%

          Other                                     5.6%


                              Quality Breakdown:*
          AAA                            48.8%

          AA                             14.1%

          A                              24.0%

          BBB                            13.1%

*% of Total Investments as of June 30, 1999


Performance

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1999

                          Total Return
                          Bond Portfolio               Lehman Brothers
                          (Incep. 12/31/1997)          Aggregate Bond Index
-----------------------------------------------------------------------------
6 Months                     -1.78%                          -1.37%
1 Year                        3.55%                           3.15%
Since Inception*              4.42%                             --

*Annualized

                   CUMULATIVE RETURNS THROUGH JUNE 30, 1999
                       $3,000,000 invested at inception

                          [LINE GRAPH APPEARS HERE]

                                              Total Return             Lehman Brothers
                MONTH                        Bond Portfolio             Aggregate Bond
                                                                            Index
              12/31/97                          3,000,000                  3,000,000
              01/31/98                          3,030,463                  3,038,515
              02/28/98                          3,017,562                  3,036,091
              03/31/98                          3,024,232                  3,046,660
              04/30/98                          3,037,237                  3,062,562
              05/31/98                          3,066,480                  3,091,613
              06/30/98                          3,090,526                  3,117,833
              07/31/98                          3,106,468                  3,124,465
              08/31/98                          3,163,946                  3,175,314
              09/30/98                          3,258,266                  3,249,667
              10/31/98                          3,246,127                  3,232,485
              11/30/98                          3,241,676                  3,250,831
              12/31/98                          3,258,449                  3,260,605
              01/31/99                          3,272,125                  3,283,877
              02/28/99                          3,192,247                  3,226,550
              03/31/99                          3,230,823                  3,244,431
              04/30/99                          3,226,132                  3,254,709
              05/31/99                          3,198,116                  3,226,201
              06/30/99                          3,200,374                  3,215,923

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $3,000,000 on 1/01/1998, the first full month following the Portfolio inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

Portfolio Insights

 .  The Total Return Bond Portfolio returned -1.78% for the six-month period from
   December 31, 1998 through June 30, 1999, versus -1.37% for the Lehman
   Brothers Aggregate Bond Index.

 .  Interest rates rose across maturities during the period as a strong U.S.
   economy and signs of recovery elsewhere in the world prompted concern that the Federal Reserve would tighten. Late in June, the Fed did raise the federal funds rate by 0.25%.

 . The Portfolio held its duration, or sensitivity to interest rate changes, modestly below the benchmark for most of the period, which helped returns in a rising rate environment.

 . However, concentration in intermediate maturities detracted from returns as these interest rates rose the most, with 5- to 10-year maturities climbing more than 1.00%.

 . An overweight to mortgages was generally positive for most of the period due to these securities' relatively high yields. However, mortgages lagged Treasuries in the last two months of the period as yield premiums widened amid uncertainty about the direction of Fed policy.

 . While corporate holdings outperformed Treasuries early in the period, they gave back some of those gains later as non-Treasury bonds were adversely affected by increased market volatility.

                                                      1999 Semi-Annual Report  3

Financial Highlights

Total Return Bond Portfolio
June 30, 1999 (Unaudited)

Selected Per Share Data for the Year or Period Ended:                                     6/30/1999           12/31/1998 (a)
                                                                                          -----------         --------------
                                                                                          (Unaudited)
Net asset value beginning of period                                                       $   10.09           $    10.00
-------------------------------------------------------------------------------------     -----------         --------------
Net investment income (b)                                                                      0.28                 0.56
-------------------------------------------------------------------------------------     -----------         --------------
Net realized and unrealized gain (loss) (b)                                                   (0.46)                0.28
-------------------------------------------------------------------------------------     -----------         --------------
Total income (loss) from investment operations                                                (0.18)                0.84
-------------------------------------------------------------------------------------     -----------         --------------
Dividends from net investment income                                                          (0.28)               (0.56)
-------------------------------------------------------------------------------------     -----------         --------------
Distributions from net realized capital gains                                                  0.00                (0.19)
-------------------------------------------------------------------------------------     -----------         --------------
Total distributions                                                                           (0.28)               (0.75)
-------------------------------------------------------------------------------------     -----------         --------------
Net asset value end of period                                                             $    9.63           $    10.09
-------------------------------------------------------------------------------------     -----------         --------------
Total return                                                                                  (1.78)%               8.61%
-------------------------------------------------------------------------------------     -----------         --------------
Net assets end of period (000's)                                                          $   3,199           $    3,259
-------------------------------------------------------------------------------------     -----------         --------------
Ratio of expenses to average net assets                                                        0.65 %*              0.65%
-------------------------------------------------------------------------------------     -----------         --------------
Ratio of net investment income to average net assets                                           5.73 %*              5.55%
-------------------------------------------------------------------------------------     -----------         --------------
Portfolio turnover rate                                                                          24 %                139%
-------------------------------------------------------------------------------------     -----------         --------------

*Annualized
(a) Commenced operations on December 31,1997.
(b) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities

Total Return Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands, except per share amounts

                                                                                                              --------------
Assets:
Investments, at value                                                                                         $       3,121
----------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                                                                 1
----------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                                                                      4
----------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                                                               8
----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                                                        62
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                                              5
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,201
============================================================================================================================

Liabilities:

Accrued investment advisory fee                                                                               $           1
----------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                                                                1
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2
============================================================================================================================

Net Assets                                                                                                    $       3,199
============================================================================================================================

Net Assets Consist of:

Paid in capital                                                                                               $       3,324
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                       0
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                                                                          (103)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized (depreciation)                                                                                           (22)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                              $       3,199
============================================================================================================================

Shares Issued and Outstanding                                                                                           332
----------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)                                                                           $        9.63
----------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                                                     $       3,141
============================================================================================================================

4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio
June 30, 1999 (Unaudited)
Amounts in thousands

                                                                                               --------------
Investment Income:
Interest                                                                                       $         102
-------------------------------------------------------------------------------------------------------------
 Total Income                                                                                            102
=============================================================================================================

Expenses:

Investment advisory fees                                                                                   6
-------------------------------------------------------------------------------------------------------------
Administration fees                                                                                        4
-------------------------------------------------------------------------------------------------------------
 Total expenses                                                                                           10
-------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                     92
=============================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                                       (35)
-------------------------------------------------------------------------------------------------------------
Net realized (loss) on futures and written options contracts                                             (72)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                                                   (52)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on futures
 and written options contracts                                                                             7
-------------------------------------------------------------------------------------------------------------

 Net (Loss)                                                                                             (152)
-------------------------------------------------------------------------------------------------------------
Net (Decrease) in Assets Resulting from Operations                                             $         (60)
=============================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
Total Return Bond Portfolio
June 30, 1999 (Unaudited)
Amounts in thousands

                                                                             -----------------       --------------------
                                                                              Six Months Ended                 Year Ended
                                                                                 June 30, 1999          December 31, 1998
Increase (Decease) in Net Assets from:

Operations:
Net investment income ....................................                   $              92       $                172
------------------------------------------------------------------           -----------------       --------------------
Net realized gain (loss) .................................                                (107)                        64
------------------------------------------------------------------           -----------------       --------------------
Net change in unrealized appreciation (depreciation) .....                                 (45)                        23
------------------------------------------------------------------           -----------------       --------------------
Net increase (decrease) resulting from operations ........                                 (60)                       259
=========================================================================================================================

Distributions to Shareholders:

From net investment income ...............................                                 (92)                      (172)
------------------------------------------------------------------           -----------------       --------------------
From net realized capital gains ..........................                                   0                        (60)
------------------------------------------------------------------           -----------------       --------------------
Total Distributions ......................................                                 (92)                      (232)
=========================================================================================================================

Portfolio Share Transactions:

Receipts for shares sold .................................                                   0                      2,900
------------------------------------------------------------------           -----------------       --------------------
Issued as reinvestment of distributions ..................                                  92                        232
------------------------------------------------------------------           -----------------       --------------------
Cost of shares redeemed ..................................                                   0                          0
------------------------------------------------------------------           -----------------       --------------------
Net increase resulting from Portfolio share transactions .                                  92                      3,132
------------------------------------------------------------------           -----------------       --------------------
Total Increase (Decrease) in Net Assets ..................                                 (60)                     3,159
=========================================================================================================================

Net Assets:

Beginning of period ......................................                               3,259                        100
------------------------------------------------------------------           -----------------       --------------------
End of period * ..........................................                   $           3,199       $              3,259
------------------------------------------------------------------           -----------------       --------------------
*Including net undistributed investment income of: .......                   $               0       $                  0
=========================================================================================================================

                                                                             Semi-Annual Report See accompanying notes  5

Schedule of Investments

Total Return Bond Portfolio
June 30, 1999 (Unaudited)
                                                      Principal
                                                         Amount        Value
                                                         (000s)       (000s)
CORPORATE BONDS & NOTES 48.8%

Banking & Finance 20.0%
Associates Corp. of North America
 6.450% due 10/15/2001                                $     100      $   100
Dean Witter Discover
 5.300% due  06/27/2000  (d)                                100          100
Ford Motor Credit Corp.
 5.150% due 10/15/2002  (d)                                 150          150
Merrill Lynch & Co.
 5.110% due 05/08/2001                                      100          100
PNC Funding Corp.
 6.125% due 09/01/2003                                      100           97
Westdeutsche Landesbank
 6.050% due 01/15/2009                                      100           93
                                                                     -------
                                                                         640
Industrials 6.4%
International Paper Co.
 9.050% due 02/08/2001                                      100          104
Philip Morris Cos., Inc.
 7.250% due 09/15/2001                                      100          101
                                                                     -------
                                                                         205
Utilities 22.4%
Philadelphia Electric
 6.500% due 05/01/2003                                      100          100
Sprint Corp.
 8.125% due 07/15/2002                                      150          156
Texas Utilities Co.
 7.375% due 08/01/2001                                      100          102
 5.940% due 10/15/2001                                      100           99
United Telecom
 9.500% due 06/06/2001                                      150          158
WorldCom, Inc.
 6.125% due 08/15/2001                                      100          100
                                                                     -------
                                                                         715
                                                                     -------
Total Corporate Bonds & Notes                                          1,560
(Cost $1,580)                                                        =======

U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Strips
 0.000% due 02/15/2019                                      100           29
                                                                     -------
Total U.S. Treasury Obligations                                           29
(Cost $28)                                                           =======

MORTGAGE-BACKED SECURITIES 43.4%

Federal Home Loan Mortgage Corporation 9.2%
 8.500% due 08/01/2024                                      282          295

Federal Housing Administration 34.2%
 7.430% due 01/25/2023                                      583          597
 7.700% due 08/01/2028                                      480          495
                                                                     -------
                                                                       1,092
                                                                     -------
Total Mortgage-Backed Securities                                       1,387
(Cost $1,388)                                                        =======

ASSET-BACKED SECURITIES 3.2%

Conti Mortgage Home Equity Loan Trust
 7.580% due 08/15/2028                                      100          102
                                                                     -------
Total Asset-Backed Securities                                            102
                                                                     =======
(Cost $102)

SHORT-TERM INSTRUMENTS 1.3%
Repurchase Agreement 0.7%
State Street Bank
 4.000% due 07/01/1999                                       23           23
 (Dated 06/30/99. Collateralized by
 U.S. Treasury Note 6.500% 08/31/2001
 valued at $25,918. Repurchase
 proceeds are $23,003.)

U.S. Treasury Bills (b)(c) 0.6%
 4.000% due 09/16/1999                               $       20      $    20
                                                                     -------
Total Short-Term Instruments                                              43
                                                                     =======
(Cost $43)

Total Investments (a) 97.6%                                          $ 3,121
(Cost $3,141)

Other Assets and Liabilities (Net) 2.4%                                   78
                                                                     -------
Net Assets 100.0%                                                    $ 3,199
                                                                     -------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,141 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $     3

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (23)
                                                                     -------
Unrealized depreciation-net                                          $   (20)
                                                                     =======

(b) Securities with an aggregate market value of $20 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                    Unrealized
                                                   # of          Appreciation/
Type                                          Contracts         (Depreciation)

U.S. Treasury 10 Year Note (09/1999)              7              $         (3)
U.S. Treasury 30 Year Bond (09/1999)              2                         2
                                                                 ------------
                                                                 $         (1)
                                                                 ------------

(c) Securities are grouped by range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of June 30, 1999.


6 See accompanying notes

Notes to Financial Statements
June 30, 1999 (Unaudited)

          1. Organization

          The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

          2. Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

               Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

               Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

                                                       1999 Semi-Annual Report 7

June 30, 1999 (Unaudited)

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

          Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

          3. Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

          Administration Fee. PIMCO serves as administrator (the
          "Administrator"), and provides administrative services to the Trust for which it receives from each Portfolio a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

          Expenses. PIMCO pays for most of the expenses of the Portfolio, including legal, audit, custody, transfer agency and certain other services, and is responsible for the cost of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of each Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets. For the six months ended June 30, 1999, expenses of the Portfolio have been reduced by $450.

               Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

               The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

       U.S. Government/Agency                     All Other
---------------------------------------------------------------------
     Purchase             Sales         Purchases            Sales
---------------------------------------------------------------------
$      303            $    574          $   1,003         $    147


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                      Period ended June 30, 1999
--------------------------------------------------------------------------------
Balance at 12/31/1998                                                    $     0
--------------------------------------------------------------------------------
Sales                                                                          5
--------------------------------------------------------------------------------
Closing Buys                                                                   0
--------------------------------------------------------------------------------
Expirations                                                                   (5)
--------------------------------------------------------------------------------
Exercised                                                                      0
--------------------------------------------------------------------------------
Balance at 06/30/1999                                                    $     0
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                           Six Months Ended
                                                 06/30/1999   Year Ended 12/31/1998
                                           Shares    Amount     Shares       Amount
----------------------------------------   ----------------   ---------------------
Receipts for shares sold                        0    $    0        290       $2,900
----------------------------------------   ----------------   ---------------------
Issued as reinvestment of distributions         9        92         23          232
----------------------------------------   ----------------   ---------------------
Cost of shares redeemed                         0         0          0            0
----------------------------------------   ----------------   ---------------------
Net increase resulting from
 Portfolio share transactions                   9    $   92        313       $3,132
----------------------------------------   ================   =====================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

Number     % of Portfolio Held
------------------------------
     1                     100%


7. Federal Income Tax Matters

As of December 31, 1998 the Portfolio realized capital and/or foreign currency losses during the period November 1, 1998 through December 31, 1998, which the Portfolio has elected to defer to the following fiscal year pursuant to income tax regulations. The amount deferred is $5,914.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."





Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO


                                                  PIMCO Variable Insurance Trust

                                                  Capital Appreciation Portfolio
                                                              __________________

                                                              Semi-Annual Report
                                                                   June 30, 1999

Chairman's Letter

     Dear PIMCO Variable Insurance Trust Shareholder:

     We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Capital Appreciation Portfolio.

     Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

     The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

     Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

     On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,


     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     July 30, 1999

                                                       1999 Semi-Annual Report 1

Market Review

     Stock Market
     A Broadened Stock Market Continues Its Ascent

     This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

     The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

     Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

     In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

     The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

     Bond Market
     Bond Yields Move Higher

     Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

     As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

     Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

     We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Capital Appreciation Portfolio

Portfolio Characteristics

Objective:
Growth of capital

Portfolio:

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

Total Net Assets:
$3 million

Top Ten Common Stocks:*
Company
------------------------------------------------------
Lucent Technologies, Inc.                         2.1%
------------------------------------------------------
Microsoft Corp.                                   1.9%
------------------------------------------------------
Tellabs, Inc.                                     1.9%
------------------------------------------------------
Wal-Mart Stores, Inc.                             1.8%
------------------------------------------------------
Tyco International Limited                        1.7%
------------------------------------------------------
Johnson Controls, Inc.                            1.5%
------------------------------------------------------
Honeywell, Inc.                                   1.4%
------------------------------------------------------
Home Depot, Inc.                                  1.4%
------------------------------------------------------
GTE Corp.                                         1.4%
------------------------------------------------------
AlliedSignal, Inc.                                1.3%
------------------------------------------------------
Top Ten Total                                    16.4%


Industry Classifications:*

[PIE CHART APPEARS HERE]

Financial & Business Serivices                   20.8%
Consumer Discretionary                           15.7%
Technology                                       15.6%
Capital Goods                                     9.3%
Health Care                                       7.2%
Consumer Services                                 5.4%
Communications                                    5.1%
Energy                                            5.0%
Other                                            15.9%


*% of Total Investments as of June 30, 1999

Performance

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1999

                         Capital Appreciation
                         Portfolio
                         (Incep. 5/28/1999)                 S&P 500 Index
--------------------------------------------------------------------------------
Since Inception                 6.50%                                 --

CUMULATIVE RETURNS THROUGH JUNE 30, 1999
$3,000,000 invested at inception

[LINE GRAPH APPEARS HERE]

MONTH      Capital Appreciation      S&P 500
           Porfolio                  Index

5/31/99    3,000,000                 3,000,000
6/30/99    3,195,000                 3,166,500

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $3,000,000 on 6/01/1999, the first full month following the Portfolio inception on 5/28/1999, compared to the S&P 500 Index, an unmanaged market index.

Portfolio Insights

 .  The PIMCO Capital Appreciation Portfolio is a recent addition to the PIMCO
   Variable Insurance Trust product array. This portfolio seeks growth of capital.

 . Cadence Capital Management, an affiliate of PIMCO Advisors L.P., uses a time-tested philosophy and investment process to identify larger capitalization stocks that are growing rapidly, at price levels that don't yet reflect the fundamental strength of the company.

 . The investment process begins with a screening of the 1,000 largest market cap stocks for a series of growth attributes balanced with a corresponding measure of valuation. The screened universe is ranked and only the top decile is considered for further qualitative analysis. The next step in the process is to understand the source and sustainability of earnings growth. To become a Portfolio holding, each stock is presented to the team for consideration. Only 80-100 stocks populate the Portfolio at any time with equally-weighted positions of approximately 1.2%, at the time of purchase.

 . This bottom-up, growth-at-a-reasonable-price approach has produced a Portfolio of domestic stocks focused primarily in the technology, financial service and consumer discretionary sectors. Against the backdrop of general strength in the economy and a perceived lack of inflation, the Portfolio's top positions reflect opportunities in specialty retailers, telecommunications infrastructure players, productivity enhancement technology and industry consolidation across nearly all industry groups.

 .  Please see the prospectus for a more complete listing possible investments.

                                                       1999 Semi-Annual Report 3

Financial Highlights
Capital Appreciation Portfolio
June 30,1999 (Unaudited)

Selected Per Share Data for the Year or Period Ended:

Net asset value beginning of period                          $   10.00
-----------------------------------------------------------  ------------
Net investment income (b)                                         0.01
-----------------------------------------------------------  ------------
Net realized and unrealized gain (b)                              0.64
-----------------------------------------------------------  ------------
Total income (loss) from investment operations                    0.65
-----------------------------------------------------------  ------------
Dividends from net investment income                              0.00
-----------------------------------------------------------  ------------
Distributions from net realized capital gains                     0.00
-----------------------------------------------------------  ------------
Total distributions                                               0.00
-----------------------------------------------------------  ------------
Net asset value end of period                                $   10.65
-----------------------------------------------------------  ------------
Total return                                                      6.50%
-----------------------------------------------------------  ------------
Net assets end of period (000's)                             $   3,194
-----------------------------------------------------------  ------------
Ratio of expenses to average net assets                           0.85%*
-----------------------------------------------------------  ------------
Ratio of net investment income to average net assets              0.84%*
-----------------------------------------------------------  ------------
Portfolio turnover rate                                             11%
-----------------------------------------------------------  ------------

*Annualized
(a) Commenced operations on May 28, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.



Statement of Assets and Liabilities
Capital Appreciation Portfolio
June 30,1999 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                        $   3,283
-----------------------------------------------------------  ------------
Cash and foreign currency                                           37
-----------------------------------------------------------  ------------
Interest and dividends receivable                                    2
-----------------------------------------------------------  ------------
                                                                 3,322
-----------------------------------------------------------  ------------

Liabilities:

Payable for investments and foreign currency purchased       $     126
-----------------------------------------------------------  ------------
Accrued investment advisory fee                                      1
-----------------------------------------------------------  ------------
Accrued administration fee                                           1
-----------------------------------------------------------  ------------
                                                                   128
-----------------------------------------------------------  ------------

Net Assets                                                   $   3,194
-----------------------------------------------------------  ------------

Net Assets Consist of:

Paid in capital                                              $   3,000
-----------------------------------------------------------  ------------
Undistributed net investment income                                  2
-----------------------------------------------------------  ------------
Accumulated undistributed net realized (loss)                       (9)
-----------------------------------------------------------  ------------
Net unrealized appreciation                                        201
-----------------------------------------------------------  ------------
                                                             $   3,194
-----------------------------------------------------------  ------------

Shares Issued and Outstanding                                      300
-----------------------------------------------------------  ------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)                           $   10.65
-----------------------------------------------------------  ------------

Cost of Investments Owned                                    $   3,082
-----------------------------------------------------------  ------------

4 See accompanying notes

Statement of Operations

Capital Appreciation Portfolio
June 30,1999 (Unaudited)

Amounts in thousands

Investment Income:

Interest                                                      $          2
-----------------------------------------------------------   --------------
Dividends, net of foreign taxes                                          3
-----------------------------------------------------------   --------------
   Total Income                                                          5
-----------------------------------------------------------   --------------

Expenses:

Investment advisory fees                                                 2
-----------------------------------------------------------   --------------
Administration fees                                                      1
-----------------------------------------------------------   --------------
   Total Expenses                                                        3
-----------------------------------------------------------   --------------

Net Investment Income                                                    2
-----------------------------------------------------------   --------------

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                      (9)
-----------------------------------------------------------   --------------
Net change in unrealized appreciation on investments                   201
-----------------------------------------------------------   --------------
   Net Gain                                                            192
-----------------------------------------------------------   --------------

Net Increase in Assets Resulting from Operations              $        194
-----------------------------------------------------------   --------------

Statement of Changes in Net Assets

Capital Appreciation Portfolio
June 30,1999 (Unaudited)

Amounts in thousands

Increase (Decrease) in Net Assets from:                        Period from
                                                               May 28, 1999
                                                              to June 30, 1999
Operations:

Net investment income                                         $          2
-----------------------------------------------------------   ----------------
Net realized (loss)                                                     (9)
-----------------------------------------------------------   ----------------
Net change in unrealized appreciation                                  201
-----------------------------------------------------------   ----------------
Net increase resulting from operations                                 194
-----------------------------------------------------------   ----------------

Distributions to Shareholders:

From net investment income                                               0
-----------------------------------------------------------   ----------------
From net realized capital gains                                          0
-----------------------------------------------------------   ----------------
Total Distributions                                                      0
-----------------------------------------------------------   ----------------

Portfolio Share Transaction:

Receipts for shares sold                                             3,000
-----------------------------------------------------------   ----------------
Net increase resulting from Portfolio share transactions             3,000
-----------------------------------------------------------   ----------------

Total Increase in Net Assets                                         3,194
-----------------------------------------------------------   ----------------

Net Assets:

Beginning of period                                                      0
-----------------------------------------------------------   ----------------
End of period *                                               $      3,194
-----------------------------------------------------------   ----------------

*Including net undistributed investment income of:            $          2
-----------------------------------------------------------   ----------------

                                1999 Semi-Annual Report See accompanying notes 5

Schedule of Investments

Capital Appreciation Portfolio
June 30, 1999 (Unaudited)

                                                                 Value
                                                      Shares     (000s)
COMMON STOCKS 95.1%
Building 1.8%
Centex Corp.                                           800        $   30
Lafarge Corp.                                          800            28
                                                                  ------
                                                                      58
Capital Goods 9.6%

AlliedSignal, Inc.                                     700            44
General Electric Co.                                   300            34
Honeywell, Inc.                                        400            46
Johnson Controls, Inc.                                 700            49
Textron, Inc.                                          400            33
Tyco International Limited                             600            57
United Technologies Corp.                              600            43
                                                                  ------
                                                                     306
Communications 5.2%

ALLTEL Corp.                                           500            36
Ameritech Corp.                                        500            37
GTE Corp.                                              600            45
Qualcomm, Inc. (b)                                     100            14
SBC Communications, Inc.                               600            35
                                                                  ------
                                                                     167
Consumer Discretionary 16.1%

Cintas Corp.                                           500            33
Circuit City Stores                                    400            37
CVS Corp.                                              700            35
Dayton Hudson Corp.                                    500            33
Ford Motor Co.                                         500            28
Gap, Inc.                                              750            38
General Motors Corp.                                   400            26
Harley-Davidson, Inc.                                  700            38
Home Depot, Inc.                                       700            45
Lowe's Cos., Inc.                                      700            40
Mohawk Industries, Inc. (b)                            900            27
Tandy Corp.                                            700            34
TJX Cos., Inc.                                       1,300            43
Wal-Mart Stores, Inc.                                1,200            58
                                                                  ------
                                                                     515
Consumer Services 5.6%

CBS Corp.                                              800            35
Gannett, Inc.                                          500            36
McGraw-Hill Companies, Inc.                            700            38
New York Times Co.                                   1,000            37
Waste Management, Inc.                                 600            32
                                                                  ------
                                                                     178
Consumer Staples 3.3%

Anheuser Busch Cos., Inc.                              500            35
Kroger Co. (b)                                       1,200            34
Safeway, Inc. (b)                                      700            35
                                                                  ------
                                                                     104
Energy 5.1%

Atlantic Richfield Co.                                 400            33
Energy East Corp.                                    1,100            29
Peco Energy Co.                                        800            34
Royal Dutch Petroleum Co.                              600            36
Unicorn Corp.                                          800            31
                                                                  ------
                                                                     163
Financial & Business Services 21.3%

Alliance Capital Management LP                         900            29
American Express Co.                                   300            39
Associates First Capital Corp. 'A'                     800            35
Bank of America Corp.                                  400            29
Bank of New York                                     1,000            37
Bank One Corp.                                         600            36
Capital One Financial Corp.                            600            33
Chase Manhattan Corp.                                  400            35
Citigroup, Inc.                                        800            38
Comerica, Inc.                                         500            30
Countrywide Credit Industries, Inc.                    600            26
Equity Residential Properties Trust                    700            32
Federal Home Loan Mortgage Corp.                       500            29
Federal National Mortgage Association                  400            27
Fleet Financial Group, Inc.                            800            36
Hartford Financial Services Group, Inc.                500            29
Lehman Brothers Holdings, Inc.                         100        $    6
Marsh & McLennan Cos.                                  400            30
Morgan Stanley, Dean Witter, Discover and Co.          200            21
Omnicom Group                                          500            40
Southtrust Corp.                                       800            31
Wells Fargo & Co.                                      800            34
                                                                  ------
                                                                     682
Health Care 7.4%

Biogen, Inc. (b)                                       200            13
Boston Scientific Corp. (b)                            800            35
Bristol-Myers Squibb Co.                               500            35
CIGNA Corp.                                            400            36
Schering-Plough Corp.                                  300            16
United Healthcare Corp.                                500            31
Warner-Lambert Co.                                     500            35
Wellpoint Health Networks, Inc. (b)                    400            34
                                                                  ------
                                                                     235
Materials & Processing 1.9%

Georgia-Pacific Corp.                                  600            28
Weyerhaeuser Co.                                       500            34
                                                                  ------
                                                                      62
Technology 16.1%

Altera Corp. (b)                                      900             33
BMC Software, Inc. (b)                                700             38
Cisco Systems, Inc. (b)                               600             39
Computer Associates International, Inc.               500             27
Compuware Corp. (b)                                   900             29
International Business Machines Corp.                 300             39
Lucent Technologies, Inc.                           1,030             69
Microsoft Corp. (b)                                   700             63
Motorola, Inc.                                        400             38
Tellabs, Inc. (b)                                     900             61
Texas Instruments, Inc.                               300             44
Uniphase Corp. (b)                                    200             33
                                                                  ------
                                                                     513
Transportation 0.9%

Southwest Airlines Co.                                900             28

Utilities 0.8%

Consolidated Edison, Inc.                             600             27

                                                                  ------
Total Common Stocks                                                3,038
                                                                  ------
(Cost $2,837)

SHORT-TERM INSTRUMENTS 7.7%

                                                 Principal
                                                  Amount
                                                  (000s)
Repurchase Agreement 7.7%

State Street Bank
 4.000% due 07/01/1999                             $  245            245
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Note 4.875% 03/31/2001
 valued at $254,704. Repurchase
 proceeds are $245,027.)

                                                                  ------
Total Short-Term Instruments                                         245
                                                                  ------
(Cost $245)


Total Investments (a) 102.8%                                      $3,283
(Cost $3,082)

Other Assets and Liabilities (Net) (2.8%)                            (89)
                                                                  ------
Net Assets 100.0%                                                 $3,194
                                                                  ------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,082 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $  226

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (25)
                                                                  ------
Unrealized appreciation-net                                       $  201
                                                                  ------
(b) Non-income producing security.

6 See accompanying notes

Notes to Financial Statements

June 30, 1999

     1. Organization

     The Capital Appreciation Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

     2. Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.


                                                       1999 Semi-Annual Report 7

June 30, 1999 (Unaudited)

     Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

     3. Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.60%.

     Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

     Expenses. PIMCO pays for most of the expenses of the Portfolio, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.85% of average daily net assets.

          Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):


       U.S. Government/Agency                 All Other
-------------------------------------------------------------------
    Purchases             Sales      Purchases          Sales
-------------------------------------------------------------------

       $0                 $0          $3,182              $336


5. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                        Period from 05/28/1999
                                                                                 to 06/30/1999
                                                                           Shares       Amount
------------------------------------------------------------------    ------------------------
Receipts for shares sold                                                      300      $3,000
------------------------------------------------------------------    ------------------------
Issued as reinvestment of distributions                                         0           0
------------------------------------------------------------------    ------------------------
Cost of shares redeemed                                                         0           0
------------------------------------------------------------------    ------------------------

Net increase resulting from
   Portfolio share transactions                                               300      $3,000
------------------------------------------------------------------    ------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

Number      % of Portfolio Held
-------------------------------
     1             100%


                                                       1999 Semi-Annual Report 9

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser

     PIMCO Advisers L.P.
     800 Newport Center Drive
     Newport Beach, California 92660

Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                                                           PIMCO




                                                  PIMCO Variable Insurance Trust
                                                          Foreign Bond Portfolio

                                                              ------------------

                                                              Semi-Annual Report
                                                                   June 30, 1999

Chairman's Letter


     Dear PIMCO Variable Insurance Trust Shareholder:

     We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Foreign Bond Portfolio.

     Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

     The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

     Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

     On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,

     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     July 30, 1999

                                                       1999 Semi-Annual Report 1

Market Review


     Stock Market
     A Broadened Stock Market Continues Its Ascent

     This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

     The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

     Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

     In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

     The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

     Bond Market
     Bond Yields Move Higher

     Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

     As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

     Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

     We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Foreign Bond Portfolio


Portfolio Characteristics

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.)

Portfolio:
Primarily investment grade foreign bonds

Duration:
5.43 years

Total Net Assets:
$5 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Short-Term Instruments  20.5%
United States           13.3%
Japan                   11.3%
United Kingdom          10.7%
Sweden                   6.4%
Germany                  6.2%
Denmark                  5.2%
Other                   26.5%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA                     65.3%
AA                      21.7%
A                        5.2%
BBB                      5.7%
BB                       2.0%
B                        0.1%

*% of Total Investments as of June 30, 1999

Performance

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1999

                         Foreign
                         Bond Portfolio         J.P. Morgan
                         (Incep. 2/16/1999)     Non-U.S. Index (Hedged)
-----------------------------------------------------------------------------
Since Inception             -1.63%                       --


CUMULATIVE RETURNS THROUGH JUNE 30, 1999
$5,000,000 invested at inception

[LINE GRAPH APPEARS HERE]

            Foreign Bond     J.P. Morgan
MONTH        Porfolio       Non-U.S. Index
                              (Hedged)

2/28/99     5,000,000        5,000,000
3/31/99     5,034,626        5,059,500
4/30/99     5,093,085        5,123,755
5/31/99     5,037,447        5,102,748
6/30/99     4,928,524        5,023,655

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/1999, the first full month following the Portfolio inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


Portfolio insights

 . For the performance was three-month period -2.11%, ended June 30, underperforming the 1999, the Foreign -0.71% return of its Bond Portfolio's benchmark, the J.P. total return Morgan investment Non-U.S. Index (Hedged).

 . Global yields concern about Federal emulated U.S. Reserve tightening. yields, moving The Investment Adviser higher, as strong reduced the Fund's U.S. economic duration, growth sparked or sensitivity to changes in interest rates, which added to relative returns.

 . Below-Index exposure to Japan slightly detracted from performance during the early part of the year as Japanese governments bonds rallied, supported by domestic buying. However, due to the mid-February inception date, not all of the effects of this exposure were felt by the Portfolio.The below-Index exposure added to returns by the second quarter as yields rose due to concern that renewed growth would fuel inflation.

 . Citing benign inflation and weak growth, the European Central Bank made its first rate cut;however, rates failed to de-couple from the U.S. and longer-term yields rose. The Portfolio's overweight position in Europe slightly aided returns as European yields rose less than those in the U.S.

 . An emphasis on second round EMU candidates detracted from returns after yield spreads relative to Germany widened due to skepticism over convergence prospects with core Europe.

 . An overweight in Australia and New Zealand bonds detracted from returns as the strength of these economies pushed yields up more than U.S. yields.

 . Underweighting Japanese yen versus the Australian dollar enhanced returns as a rebound in commodity prices strengthened the Australian dollar.

 . Emerging market positions enhanced performance due to their relatively higher yields.

                                                        199 Semi-Annual Report 3

Financial Highlights

Foreign Bond Portfolio
June 30, 1999 (Unaudited)

Selected Per Share Data for the Period Ended:                  6/30/1999


Net asset value beginning of period                         $      10.00
----------------------------------------------------------  -------------
Net investment income (b)                                           0.14
----------------------------------------------------------  -------------
Net realized and unrealized (loss) (b)                             (0.30)
----------------------------------------------------------  -------------
Total income (loss) from investment operations                     (0.16)
----------------------------------------------------------  -------------
Dividends from net investment income                               (0.15)
----------------------------------------------------------  -------------
Total distributions                                                (0.15)
----------------------------------------------------------  -------------
Net asset value end of period                               $       9.69
----------------------------------------------------------  -------------
Total return                                                       (1.63)%
----------------------------------------------------------  -------------
Net assets end of period (000's)                            $      4,935
----------------------------------------------------------  -------------
Ratio of expenses to average net assets                             0.90%*
----------------------------------------------------------  -------------
Ratio of net investment income to average net assets                1.44%*
----------------------------------------------------------  -------------
Portfolio turnover rate                                              162%
----------------------------------------------------------  -------------

*Annualized
(a) Commenced operations on February 16, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities

Foreign Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                       $      8,484
----------------------------------------------------------  -------------
Receivable for investments and foreign currency sold               1,609
----------------------------------------------------------  -------------
Interest and dividends receivable                                    137
----------------------------------------------------------  -------------
Other assets                                                           1
----------------------------------------------------------  -------------
                                                                  10,231
----------------------------------------------------------  -------------

Liabilities:

Payable for investments and foreign currency purchased      $      1,338
----------------------------------------------------------  -------------
Payable for financing transactions                                 3,606
----------------------------------------------------------  -------------
Written options outstanding                                            2
----------------------------------------------------------  -------------
Accrued investment advisory fee                                        3
----------------------------------------------------------  -------------
Accrued administration fee                                             1
----------------------------------------------------------  -------------
Variation margin payable                                               0
----------------------------------------------------------  -------------
Other liabilities                                                    346
----------------------------------------------------------  -------------
                                                                   5,296
----------------------------------------------------------  -------------

Net Assets                                                  $      4,935
----------------------------------------------------------  -------------

Net Assets Consist of:

Paid in capital                                             $      5,091
----------------------------------------------------------  -------------
Overdistributed net investment income                                 (2)
----------------------------------------------------------  -------------
Accumulated undistributed net realized gain                           80
----------------------------------------------------------  -------------
Net unrealized (depreciation)                                       (234)
----------------------------------------------------------  -------------
                                                            $      4,935
----------------------------------------------------------  -------------

----------------------------------------------------------  -------------
Shares Issued and Outstanding                                        509
----------------------------------------------------------  -------------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)                         $       9.69
----------------------------------------------------------  -------------

Cost of Investments Owned                                   $      8,773
----------------------------------------------------------  -------------

Cost of Foreign Currency Held                               $          9
----------------------------------------------------------  -------------

4 See accompanying notes

Statement of Operations

Foreign Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                    Period from
                                                              February 16, 1999
                                                               to June 30, 1999
Investment Income:

Interest                                                       $             90
-----------------------------------------------------------    ----------------
 Total Income                                                                90
-----------------------------------------------------------    ----------------

Expenses:

Investment advisory fees                                                     11
-----------------------------------------------------------    ----------------
Administration fees                                                           6
-----------------------------------------------------------    ----------------
 Total Expenses                                                              17
-----------------------------------------------------------    ----------------

Net Investment Income                                                        73
-----------------------------------------------------------    ----------------

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                          (16)
-----------------------------------------------------------    ----------------
Net realized gain on futures and written options contracts                    1
-----------------------------------------------------------    ----------------
Net realized gain on foreign currency transactions                           95
-----------------------------------------------------------    ----------------
Net change in unrealized (depreciation) on investments                     (289)
-----------------------------------------------------------    ----------------
Net change in unrealized (depreciation)
 on futures and written options contracts                                    (1)
-----------------------------------------------------------    ----------------
Net change in unrealized appreciation on translation of
 assets and liabilities denominated in foreign currencies                    56
-----------------------------------------------------------    ----------------
 Net (Loss)                                                                (154)
-----------------------------------------------------------    ----------------

Net (Decrease) in Assets Resulting from Operations             $            (81)
-----------------------------------------------------------    ----------------

Statement of Changes in Net Assets

Foreign Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands
                                                                    Period from
                                                              February 16, 1999
                                                               to June 30, 1999
Increase (Decrease) in Net Assets from:

Operations:

Net investment income                                          $             73
-----------------------------------------------------------    ----------------
Net realized gain                                                            80
-----------------------------------------------------------    ----------------
Net change in unrealized (depreciation)                                    (234)
-----------------------------------------------------------    ----------------
Net (decrease) resulting from operations                                    (81)
-----------------------------------------------------------    ----------------

Distributions to Shareholders:

From net investment income                                                  (75)
-----------------------------------------------------------    ----------------
Total Distributions                                                         (75)
-----------------------------------------------------------    ----------------

Portfolio Share Transactions

Receipts for shares sold                                                  5,015
-----------------------------------------------------------    ----------------
Issued as reinvestment of distributions                                      76
-----------------------------------------------------------    ----------------
Net increase resulting from Portfolio share transactions                  5,091
-----------------------------------------------------------    ----------------

Total Increase in Net Assets                                              4,935
-----------------------------------------------------------    ----------------

Net Assets

Beginning of period                                                           0
-----------------------------------------------------------    ----------------
End of period *                                                $          4,935
-----------------------------------------------------------    ----------------

*Including net undistributed (overdistributed)
  investment income of:                                        $             (2)
-----------------------------------------------------------    ----------------

                                1999 Semi-Annual Report See accompanying notes 5

Statement of Cash Flows

Foreign Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands

Increase in Cash and Foreign Currency from:

Financing Activities:

Sales of Fund shares                                             $     5,015
---------------------------------------------------------------  -----------
Redemptions of Fund shares                                                 0
---------------------------------------------------------------  -----------
Cash distributions paid                                                    0
---------------------------------------------------------------  -----------
Proceeds from financing transactions                                   2,888
---------------------------------------------------------------  -----------
Net increase from financing activities                                 7,903
---------------------------------------------------------------  -----------

Operating Activities:

Purchases of long-term securities and foreign currency               (12,616)
---------------------------------------------------------------  -----------
Proceeds from sales of long-term securities and foreign
  currency                                                             6,184
---------------------------------------------------------------  -----------
Purchases of short-term securities (net)                              (1,738)
---------------------------------------------------------------  -----------
Net investment income                                                     73
---------------------------------------------------------------  -----------
Change in other receivables/payables (net)                               194
---------------------------------------------------------------  -----------
Net (decrease) from operating activities                              (7,903)
---------------------------------------------------------------  -----------

Net Increase in Cash and Foreign Currency                                  0
---------------------------------------------------------------  -----------

Cash and Foreign Currency

Beginning of period                                                        0
---------------------------------------------------------------  -----------
End of period                                                    $         0
---------------------------------------------------------------  -----------

6 See accompanying notes

Schedule of Investments
Foreign Bond Portfolio
June 30, 1999 (Unaudited)

                                                                                      Principal
                                                                                         Amount            Value
                                                                                          (000s)           (000s)
ARGENTINA (g) 0.3%
Republic of Argentina
 2.815% due 04/01/2007                                                       AP              22          $    14
                                                                                                         -------
Total Argentina                                                                                               14
                                                                                                         -------
(Cost $14)

AUSTRALIA (f)(g) 3.8%
Australian Government
 9.000% due 09/15/2004 (h)                                                   A$             250              186
                                                                                                         -------
Total Australia                                                                                              186
                                                                                                         -------
(Cost $187)

CANADA (f)(g) 6.0%
Beneficial Canada, Inc.
 6.350% due 04/01/2002                                                       C$              30               21
Commonwealth of Canada
 6.500% due 06/01/2004 (h)                                                                  110               77
 6.625% due 10/03/2007                                                       N$             200              103
 6.000% due 06/01/2008                                                       C$             140               98
                                                                                                         -------
Total Canada                                                                                                 299
                                                                                                         -------
(Cost $311)

CAYMAN ISLANDS (g) 1.1%
Capital Credit Card Corp.
 5.625% due 10/15/2004                                                       DM             100               55
                                                                                                         -------
Total Cayman Islands                                                                                          55
                                                                                                         -------
(Cost $54)

CHILE 0.4%
Republic of Chile
 6.875% due 04/28/2009                                                        $              19               18
                                                                                                         -------
Total Chile                                                                                                   18
                                                                                                         -------
(Cost $19)

DENMARK (f)(g) 8.9%
Danske Kredit Mortgage
 5.000% due 10/01/2029                                                       DK           1,300              160
Nykredit Mortgage
 5.000% due 10/01/2029                                                                    1,530              190
Realkredit Mortgage
 5.000% due 10/01/2029                                                                      470               58
Unikredit Mortgage
 5.000% due 10/01/2029                                                                      240               30
                                                                                                         -------
Total Denmark                                                                                                438
                                                                                                         -------
(Cost $482)

GERMANY (f)(g) 10.7%
DePfa Deutsche Pfandbriefbank AG
 2.964% due 03/26/2001                                                       EC             140              144
Republic of Germany
 5.250% due 01/04/2008 (h)                                                                   60               65
 4.125% due 07/04/2008 (h)                                                                  100              126
 6.500% due 07/04/2027 (h)                                                                  160              191
 5.625% due 01/04/2028 (h)                                                                    0                0
                                                                                                         -------
Total Germany                                                                                                526
                                                                                                         -------
(Cost $541)

ITALY (f)(g) 6.0%
Republic of Italy
 6.500% due 11/01/2027 (h)                                                                  260              295
                                                                                                         -------
Total Italy                                                                                                  295
                                                                                                         -------
(Cost $347)

JAPAN (f)(g) 19.4%
Government of Japan
 4.100% due 12/22/2003 (h)                                                   JY          32,500          $   307
 4.500% due 12/20/2004 (h)                                                               10,300              100
 3.400% due 06/20/2005 (h)                                                               10,600               98
 4.000% due 06/20/2005 (h)                                                               10,600              102
 3.300% due 06/20/2006 (h)                                                               12,000              111
 0.900% due 12/22/2008 (h)                                                               20,500              154
 2.000% due 03/20/2009 (h)                                                               10,000               84
                                                                                                         -------
Total Japan                                                                                                  956
                                                                                                         -------
(Cost $968)

MEXICO 1.7%
Banco Nacional de Comercio Exterior
 7.250% due 02/02/2004                                                        $              20               18
Petroleos Mexicanos
 8.850% due 09/15/2007                                                                       20               18
 9.375% due 12/02/2008                                                                       30               30
United Mexican States
 6.520% due 06/27/2002 (d)                                                                   20               19
                                                                                                         -------
Total Mexico                                                                                                  85
                                                                                                         -------
(Cost $84)

NEW ZEALAND (f)(g) 4.8%
Commonwealth of New Zealand
 10.000% due 03/15/2002 (h)                                                  N$             130               76
 4.500% due 02/15/2016                                                                      300              161
                                                                                                         -------
Total New Zealand                                                                                            237
                                                                                                         -------
(Cost $242)

NORWAY (f)(g) 2.4%
Norwegian Government
 5.500% due 05/15/2009 (h)                                                   NK             960              121
                                                                                                         -------
Total Norway                                                                                                 121
                                                                                                         -------
(Cost $131)

PHILIPPINES (f)(g) 0.4%
Republic of Philippines
 8.000% due 09/17/2004                                                       EC              20               22
                                                                                                         -------
Total Philippines                                                                                             22
                                                                                                         -------
(Cost $22)

SINGAPORE (f)(g) 1.2%
Singapore Government
 4.375% due 10/15/2005                                                       S$             100               59
                                                                                                         -------
Total Singapore                                                                                               59
                                                                                                         -------
(Cost $59)

SOUTH KOREA (f)(g) 5.9%
Korea Development Bank
 8.650% due 01/26/2000                                                        $             230              232
 2.730% due 05/14/2001 (d)                                                   DM              50               26
 1.875% due 02/13/2002                                                       JY           4,000               33
                                                                                                         -------
Total South Korea                                                                                            291
                                                                                                         -------
(Cost $292)

SPAIN (f)(g) 3.4%
Bonos y Oblig Del Estado
 5.150% due 07/30/2009 (h)                                                   EC             160              169
                                                                                                         -------
Total Spain                                                                                                  169
                                                                                                         -------
(Cost $169)

                                                               1999 Semi-Annual Report  See accompanying notes 7

Foreign Bond Portfolio
June 30, 1999 (Unaudited)
                                                                                       Principal
                                                                                       Amount           Value
                                                                                       (000s)           (000s)
SUPRANATIONAL (f)(g) 7.4%

Eurofima
 5.750% due 06/30/2000                                                       DM              200   $       108
Inter-American Development Bank
 7.125% due 11/26/2004                                                       BP               30            49
International Bank for Reconstruction
 & Development
 7.250% due 04/09/2001                                                       N$              388           210
                                                                                                   -----------
Total Supranational                                                                                        367
                                                                                                   -----------
(Cost $376)

SWEDEN (f)(g) 11.0%

Kingdom of Sweden
 8.625% due 02/22/2000                                                       SP           61,000           392
 6.500% due 05/05/2008 (h)                                                   SK              600            59
 9.000% due 04/20/2009 (h)                                                                   600            92
                                                                                                   -----------
 Total Sweden                                                                                              543
                                                                                                   -----------
(Cost $604)

UNITED KINGDOM (f)(g) 18.4%

United Kingdom Gilt
 8.000% due 06/10/2003 (h)                                                   BP              395           677
 8.500% due 12/07/2005 (h)                                                                    75           138
 9.000% due 10/13/2008                                                                        46            92
                                                                                                   -----------
Total United Kingdom                                                                                       907
                                                                                                   -----------
(Cost $957)

UNITED STATES (f)(g) 22.8%

Asset-Backed Securities 0.4%
Equivantage Home Equity Loan Trust
 5.108% due 11/25/2012 (d)                                                    $                8             8
PSB Lending Home Loan Owner Trust
 6.830% due 05/20/2018                                                                        10            10
                                                                                                   -----------
                                                                                                            18

Corporate Bonds & Notes 11.4%
AES Corp.
 10.250% due 07/15/2006                                                                        2             2
Bancomext Trust Division
 8.000% due 08/05/2003                                                                        10            10
Bear Stearns Co., Inc.
 5.325% due 05/16/2003 (d)                                                                   100           100
Beckman Instruments, Inc.
 7.100% due 03/04/2003                                                                         3             3
BMW US Capital Corp.
 5.000% due 12/30/1999                                                       DM              162            86
Buckeye Technologies, Inc.
 8.000% due 10/15/2010                                                        $                2             2
Building Materials Corp.
 7.750% due 07/15/2005                                                                         1             1
 8.000% due 10/15/2007                                                                         1             1
Calpine Corp.
 7.875% due 04/01/2008                                                                         3             3
Century Communications Corp.
 0.000% due 03/15/2003                                                                         3             2
CMS Energy
 8.125% due 05/15/2002                                                                         3             3
CSC Holdings, Inc.
 9.875% due 04/01/2023                                                                         3             3
Echostar DBS Corp.
 9.250% due 02/01/2006                                                                         3             3
Flag Limited
 8.250% due 01/30/2008                                                                         3             3
Garden State Newspapers
 8.750% due 10/01/2009                                                                         2             2
General Motors Acceptance Corp.
 5.250% due 04/05/2004 (d)                                                                   100           100
Hollinger International Publishing
 8.625% due 03/15/2005                                                                         2             2
Household Finance Corp.
 5.125% due 06/24/2009                                                       EC              100           101
Jones Intercable, Inc.
 8.875% due 04/01/2007                                                        $                3             3
K Mart Corp.
 9.350% due 01/02/2020                                                                         3             4
McLeodUSA, Inc.
 8.125% due 02/15/2009                                                                         3             3
Navistar International Corp.
 8.000% due 02/01/2008                                                                         2             2
Orange PLC
 8.000% due 08/01/2008                                                                         2             2
Polymer Group, Inc.
 9.000% due 07/01/2007                                                                         2             2
Rogers Cantel, Inc.
 8.300% due 10/01/2007                                                                         3             3
Silgan Holdings, Inc.
 9.000% due 06/01/2009                                                                         2             2
Sprint Capital Corp.
 5.875% due 05/01/2004                                                                        10            10
Texas Utilities Co.
 5.729% due 09/25/2001                                                                       100           100
TV Guide, Inc.
 8.125% due 03/01/2009                                                                         2             2
Unisys Corp.
 12.000% due 04/15/2003                                                                        3             3
World Color Press, Inc.
 8.375% due 11/15/2008                                                                         1             1
                                                                                                   -----------
                                                                                                           564

Mortgage-Backed Securities 2.1%
Federal Home Loan Mortgage Corp.
 6.500% due 08/15/2023                                                                       107           106

U.S. Treasury Obligations 8.9%
Treasury Inflation Protected Securities
 3.625% due 07/15/2002                                                                       311           308
U.S. Treasury Notes
 4.750% due 02/15/2004 (h)                                                                    50            48
 6.125% due 08/15/2007 (h)                                                                    60            61
 5.500% due 05/15/2009 (h)                                                                    20            20
                                                                                                   -----------
                                                                                                           437
                                                                                                   -----------
Total United States                                                                                      1,125
                                                                                                   -----------
(Cost $1,131)

PURCHASED PUT OPTIONS (g) 0.7%

Japanese Yen vs. U.S. Dollar (OTC)
 Strike @ 125.000 Exp. 11/29/1999                                            JY              240             2
U.S. Treasury Note (OTC)
 5.250% due 05/31/2001
 Strike @ 100.000 Exp. 09/15/1999                                            $             1,000             6
U.S. Treasury Note (OTC)
 5.625% due 05/15/2008
 Strike @ 103.000 Exp. 09/15/1999                                                            500            25
                                                                                                   -----------
Total Purchased Put Options                                                                                 33
                                                                                                   -----------
(Cost $44)

SHORT-TERM INSTRUMENTS 35.2%

Certificates of Deposit 1.8%
Commercebank
 6.200% due 05/10/2000                                                                        90            89
                                                                                                   -----------

Commercial Paper 25.2%
Abbott Laboratories
 4.940% due 07/20/1999                                                                       100           100
Emerson Electric Co.
 5.020% due 07/27/1999                                                                       200           199
Federal Home Loan Mortgage Corp.
 5.060% due 07/14/1999                                                                       100           100
 4.940% due 07/14/1999                                                                       300           299
 4.830% due 07/16/1999                                                                       200           200
 4.860% due 07/22/1999                                                                       100           100
Ford Motor Credit Corp.
 4.780% due 07/26/1999                                                                       200           199
U.S. West Communications
 5.960% due 03/24/2000                                                                        50            48
                                                                                                   -----------
                                                                                                         1,245
                                                                                                   -----------

8  See accompanying notes

                                                                                          Principal
                                                                                          Amount              Value
                                                                                          (000's)             (000's)
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 7.4%
State Street Bank
 4.000% due 07/01/1999                                                                    $       364         $   364
                                                                                                              -------
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Note 5.500% 12/31/2000
 valued at $374,238. Repurchase
 proceeds are $364,040.)

U.S. Treasury Bills (b)(c) 0.8%
 4.000% due 09/16/1999                                                                             40              40
                                                                                                              -------
Total Short-Term Instruments                                                                                    1,738
                                                                                                              -------
(Cost $1,739)

Total Investments (a) 171.9%                                                                                  $ 8,484
(Cost $8,773)

Written Options (e) 0.0%                                                                                           (2)
(Premiums $1)

Other Assets and Liabilities (Net) (71.9%)                                                                     (3,547)
                                                                                                              -------

Net Assets 100.0%                                                                                             $ 4,935
                                                                                                              -------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $8,773 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                                                     $    44

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                                                      (333)
                                                                                                              -------
Unrealized depreciation-net                                                                                   $  (289)
                                                                                                              -------

(b) Securities with an aggregate market
value of $40 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                                                       Unrealized
                                                                                           # of        Appreciation/
Type                                                                                       Contracts   (Depreciation)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (09/1999)                                                               1   $            0

(c) Securities are grouped by range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of June 30, 1999.

(e) Premiums received on written options:

Type                                                                              Par               Premium     Value
---------------------------------------------------------------------------------------------------------------------
Put - CBOT U.S. Treasury Bond September Futures
    Strike @ 116.000 Exp. 08/21/1999                                              $       100       $      0    $   2
Call - CBOT U.S. Treasury Bond September Futures
    Strike @ 128.000 Exp. 08/21/1999                                                      100              1        0
                                                                                                    -----------------
                                                                                                    $      1    $   2
                                                                                                    -----------------

(f) Foreign forward currency contracts outstanding at June 30, 1999:

                                                                                 Principal
                                                                                 Amount                              Unrealized
                                                                                 Covered by              Settlement  Appreciation/
Type                                           Currency                          Contract                Month       (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Buy                                            A$                                   480,815                 07/1999  $           4
Sell                                                                                150,000                 07/1999             (2)
Sell                                                                                322,000                 08/1999             (3)
Buy                                            BP                                   112,082                 07/1999             (3)
Sell                                                                                835,000                 07/1999             29
Buy                                                                                 329,000                 08/1999            (13)
Sell                                                                                 21,000                 08/1999              0
Sell                                           C$                                   182,000                 07/1999              1
Sell                                           DK                                   691,000                 07/1999              3
Buy                                                                                  61,000                 08/1999              0
Sell                                                                              1,765,000                 08/1999              9
Sell                                                                                890,000                 09/1999              3
Buy                                            EC                                   808,954                 07/1999            (13)
Sell                                                                              1,521,368                 07/1999             41
Buy                                                                                 387,000                 08/1999             (5)
Sell                                                                                477,000                 08/1999              3
Buy                                            JY                                13,396,000                 07/1999              1
Sell                                                                             28,403,000                 07/1999             (1)
Buy                                                                              10,028,000                 08/1999             (1)
Sell                                           N$                                   493,000                 07/1999             (3)
Sell                                                                                429,000                 08/1999              1
Buy                                            NK                                    43,000                 07/1999              0
Sell                                           S$                                   104,000                 07/1999              0
Buy                                            SF                                   157,155                 07/1999              0
Sell                                                                                157,000                 07/1999              2
Buy                                            SK                                   876,000                 07/1999              1
Sell                                                                                813,000                 07/1999              1
                                                                                                                     -------------
                                                                                                                     $          55
                                                                                                                     -------------

(g) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          AP - Argentine Peso
          BP - British Pound
          C$ - Canadian Dollar
          DK - Danish Krone
          DM - German Mark
          EC - European Currency Unit
          JY - Japanese Yen
          N$ - New Zealand Dollar
          NK - Norwegian Kron
          S$ - Singapore Dollar
          SF - Swiss Franc
          SK - Swedish Krona
          SP - Spanish Peseta

(h) Subject to a financing transaction.

(i) Swap agreements outstanding at June 30, 1999:

                                                                                                         Notional    Unrealized
Type                                                                                                     Amount      Depreciation
---------------------------------------------------------------------------------------------------------------------------------
Receive fixed rate equal to 4.925% and
pay floating rate based on 3 month TIBOR.

Broker: Deutsche Morgan Grenfell                                                               SEK        600,000    $         (1)
Exp. 06/07/2004

                                                                                1999 Semi-Annual Report See accompanying notes  9

Notes to Financial Statements
June 30, 1999 (Unaudited)


          1. Organization

          The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

          2. Significant Accounting Policies

          The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

          Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

          Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.
               Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
               Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

          Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

          Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

          Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

          Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

          Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

          3. Fees, Expenses, and Related Party Transactions

          Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.60%.

          Administration Fee. PIMCO serves as administrator (the
          "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.30%.

          Expenses. PIMCO pays for most of the expenses of the Portfolio, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.90% of average daily net assets.

                                                     1999 Semi-Annual Report  11

June 30, 1999 (Unaudited)


               Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.
               The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
               Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

          4. Purchases and Sales of Securities

          Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

               U.S. Government/Agency                 All Other
          ----------------------------------------------------------------
             Purchases         Sales              Purchases          Sales
          ----------------------------------------------------------------
          $      1,146  $      1,018         $      $12,433  $       4,593

          5. Transactions in Written Call and Put Options

          Transactions in written call and put options were as follows (amounts in thousands):

                                                                     Premium
           -----------------------------------------------------------------
           Balance at 02/16/1999                                     $     0
           -----------------------------------------------------------------
           Sales                                                           2
           -----------------------------------------------------------------
           Closing Buys                                                    0
           -----------------------------------------------------------------
           Expirations                                                     0
           -----------------------------------------------------------------
           Exercised                                                      (1)
           -----------------------------------------------------------------
           Balance at 06/30/1999                                     $     1
           -----------------------------------------------------------------

          6. Shares of Beneficial Interest

          The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                     Period from 02/16/1999
                                                              to 06/30/1999
                                                     Shares          Amount
          ---------------------------------------    ----------------------
          Receipts for shares sold                      501          $5,015
          ---------------------------------------    ----------------------
          Issued as reinvestment of distributions         8              76
          ---------------------------------------    ----------------------
          Cost of shares redeemed                         0               0
          ---------------------------------------    ----------------------
          Net increase resulting from
            Portfolio share transactions                509          $5,091
          ---------------------------------------    ----------------------

          The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

          Number    % of Portfolio Held
          -----------------------------
               3                    100%

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                     PIMCO

                                                  PIMCO Variable Insurance Trust
                                                     Low Duration Bond Portfolio

                                                              ------------------

                                                              Semi-Annual Report
                                                                   June 30, 1999

Chairman's Letter

     Dear PIMCO Variable Insurance Trust Shareholder:

     We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Low Duration Bond Portfolio.

     Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

     The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

     Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

     On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,

     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     July 30, 1999


                                                       1999 Semi-Annual Report 1

Market Review

     Stock Market
     A Broadened Stock Market Continues Its Ascent

     This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

     The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

     Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

     In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

     The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

     Bond Market
     Bond Yields Move Higher

     Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

     As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

     Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

     We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Low Duration Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily shorter-term investment grade bonds

Duration:
2.20 years

Total Net Assets:
$5 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities  43.0%
Corporate Bonds and Notes   38.7%
Short-Term Investments      18.2%
Other                        0.1%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA                         58.7%
AA                           2.7%
A                            4.9%
BBB                         24.8%
BB                           8.9%

*% of Total Investments as of June 30, 1999

PERFORMANCE


TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended June 30, 1999

                         Low Duration
                         Bond Portfolio                 Merrill Lynch
                         (Incep. 2/16/1999)             1-3 Year Treasury Index
--------------------------------------------------------------------------------
Since Inception                 1.28%                            --

     CUMULATIVE RETURNS THROUGH JUNE 30, 1999
     $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

         Low Duration           Merrill Lynch
MONTH    Bond Portfolio       1-3 Year Treasury
                                    Index

2/28/99  5,000,000                5,000,000
3/31/99  5,041,130                5,034,750
4/30/99  5,075,577                5,050,962
5/31/99  5,057,777                5,047,729
6/30/99  5,081,802                5,063,478

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 3/01/1999, the first full month following the Portfolio inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 .    The Low Duration Bond Portfolio outperformed its benchmark, despite a difficult bond market environment, returning 0.81% versus the Merrill Lynch 1-3 Year Treasury Index 0.57% for the three-month period ended June 30, 1999.

 .    An above-index duration, or sensitivity to interest rate changes, negatively impacted returns as interest rates rose during the period.

 .    A concentration in longer maturities detracted from returns as these rates rose the most.

 .    Holdings of mortgage-backed securities were positive because of the
     Portfolio's focus on higher-coupon mortgages that delivered the best returns in the sector.

 .    Investment-grade corporates helped returns due to the Portfolio's concentration in BBB credits.

 .    High quality, below-investment-grade holdings helped performance as higher relative yields offset widening yield premiums.

                                                       1999 Semi-Annual Report 3

Financial Highlights

Low Duration Bond Portfolio
June 30, 1999 (Unaudited)

Selected Per Share Data for the Year or Period Ended:  6/30/1999 (a)
                                                       -----------------
Net asset value beginning of period                    $      10.00
-----------------------------------------------------  -----------------
Net investment income (b)                                      0.20
-----------------------------------------------------  -----------------
Net realized and unrealized (loss) (b)                        (0.07)
-----------------------------------------------------  -----------------
Total income (loss) from investment operations                 0.13
-----------------------------------------------------  -----------------
Dividends from net investment income                          (0.20)
-----------------------------------------------------  -----------------
Total distributions                                           (0.20)
-----------------------------------------------------  -----------------
Net asset value end of period                          $       9.93
-----------------------------------------------------  -----------------
Total return                                                   1.28%
-----------------------------------------------------  -----------------
Net assets end of period (000's)                       $      5,085
-----------------------------------------------------  -----------------
Ratio of expenses to average net assets                        0.65%*
-----------------------------------------------------  -----------------
Ratio of net investment income to average net assets           1.99%*
-----------------------------------------------------  -----------------
Portfolio turnover rate                                           0%
-----------------------------------------------------  -----------------

*Annualized
(a) Commenced operations on February 16, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities

Low Duration Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
                                                       -----------------
Investments, at value                                  $      5,031
----------------------------------------------------   -----------------
Cash and foreign currency                                         1
----------------------------------------------------   -----------------
Interest and dividends receivable                                56
----------------------------------------------------   -----------------
                                                              5,088
====================================================   =================

Liabilities:

Accrued investment advisory fee                        $          2
----------------------------------------------------   -----------------
Accrued administration fee                                        1
----------------------------------------------------   -----------------
                                                                  3
====================================================   =================

Net Assets                                             $      5,085
====================================================   =================

Net Assets Consist of:

Paid in capital                                        $      5,120
----------------------------------------------------   -----------------
Overdistributed net investment income                            (1)
----------------------------------------------------   -----------------
Accumulated undistributed net realized gain                       6
----------------------------------------------------   -----------------
Net unrealized (depreciation)                                   (40)
----------------------------------------------------   -----------------
                                                       $      5,085
====================================================   =================

Shares Issued and Outstanding                                   512
----------------------------------------------------   -----------------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)                    $       9.93
----------------------------------------------------   -----------------

Cost of Investments Owned                              $       5,071
====================================================   =================

4 See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
June 30, 1999 (Unaudited)

                                                               -----------------
Amounts in thousands                                                Period from
                                                               February 16, 1999
                                                                to June 30, 1999
Investment Income:
Interest                                                       $            111
-------------------------------------------------------------  -----------------
 Total Income                                                               111
=============================================================  =================

Expenses:
Investment advisory fees                                                      7
-------------------------------------------------------------  -----------------
Administration fees                                                           5
-------------------------------------------------------------  -----------------
 Total Expenses                                                              12
=============================================================  =================

Net Investment Income                                                        99
=============================================================  =================

Net Realized and Unrealized Gain (Loss):
-------------------------------------------------------------  -----------------
Net realized gain on investments                                              6
-------------------------------------------------------------  -----------------
Net change in unrealized (depreciation) on investments                      (40)
-------------------------------------------------------------  -----------------
 Net (Loss)                                                                 (34)
-------------------------------------------------------------  -----------------

Net Increase in Assets Resulting from Operations               $             65
=============================================================  =================


Statement of Changes in Net Assets

Low Duration Bond Portfolio
June 30, 1999 (Unaudited)

                                                               -----------------
Amounts in thousands                                                Period from
                                                               February 16, 1999
Increase (Decrease) in Net Assets from:                         to June 30, 1999
Operations:

Net investment income                                          $             99
-------------------------------------------------------------  -----------------
Net realized gain                                                             6
-------------------------------------------------------------  -----------------
Net change in unrealized (depreciation)                                     (40)
-------------------------------------------------------------  -----------------
Net increase resulting from operations                                       65
=============================================================  =================

Distributions to Shareholders:

From net investment income                                                 (100)
-------------------------------------------------------------  -----------------
Total Distributions                                                        (100)
=============================================================  =================

Portfolio Share Transactions:

Receipts for shares sold                                                  5,020
-------------------------------------------------------------  -----------------
Issued as reinvestment of distributions                                     100
-------------------------------------------------------------  -----------------
Net increase resulting from Portfolio share transactions                  5,120
-------------------------------------------------------------  -----------------

Total Increase in Net Assets                                              5,085
=============================================================  =================

Net Assets:

Beginning of period                                                           0
-------------------------------------------------------------  -----------------
End of period *                                                $          5,085
-------------------------------------------------------------  -----------------

*Including net overdistributed investment income of:           $             (1)
-------------------------------------------------------------  -----------------

                                1999 Semi-Annual Report See accompanying notes 5

Schedule of Investments

Low Duration Bond Portfolio
June 30, 1999 (Unaudited)

                                                            Principal
                                                               Amount                Value
                                                                (000s)               (000s)
CORPORATE BONDS & NOTES 38.3%
Banking & Finance 4.9%
Case Credit Corp.
 5.183% due 08/01/2001 (b)                                  $     250             $    249

Industrials 23.5%
Chesapeake Corp.
 10.375% due 10/01/2000                                           250                  262
Columbia/HCA Healthcare
 6.125% due 12/15/2000                                            200                  194
Eastman Chemical Co.
 6.375% due 01/15/2004                                            250                  246
Time Warner, Inc.
 6.100% due 12/30/2001                                            250                  248
Witco Corp.
 6.600% due 04/01/2003                                            250                  247
                                                                                  --------
                                                                                     1,197

Utilities 9.9%
CMS Energy
 8.125% due 05/15/2002                                            250                  255
Texas Utilities Co.
 5.940% due 10/15/2001                                            250                  248
                                                                                  --------
                                                                                       503
                                                                                  --------
Total Corporate Bonds & Notes                                                        1,949
                                                                                  --------
(Cost $1,963)

MORTGAGE-BACKED SECURITIES 42.6%

Collateralized Mortgage Obligations 12.2%
Federal National Mortgage Association
 7.100% due 12/25/2023                                            249                  249
 6.500% due 01/25/2029                                             60                   52
GE Capital Mortgage Services, Inc.
 6.500% due 03/25/2024                                            344                  318
                                                                                  --------
                                                                                       619
Federal Housing Administration 30.4%
 7.375% due 02/01/2022                                            873                  890
 7.430% due 10/01/2020                                            640                  655
                                                                                  --------
                                                                                     1,545
                                                                                  --------
Total Mortgage-Backed Securities                                                     2,164
                                                                                  --------
(Cost $2,190)

SHORT-TERM INSTRUMENTS 18.0%

Commercial Paper 15.7%
Ameritech Corp.
 4.920% due 07/07/1999                                            200                  200
Federal Home Loan Mortgage Corp.
 4.940% due 07/14/1999                                            100                  100
 4.830% due 07/16/1999                                            300                  299
 4.780% due 07/16/1999                                            100                  100
 4.860% due 07/22/1999                                            100                  100
                                                                                  --------
                                                                                       799

Repurchase Agreement 2.3%
State Street Bank
 4.000% due 07/01/1999                                            119                  119
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Bond 8.750% 08/15/2020
 valued at $123,973. Repurchase
 proceeds are $119,013.)
                                                                                  --------
Total Short-Term Instruments                                                           918
                                                                                  --------
(Cost $918)

Total Investments (a) 98.9%                                                       $  5,031
(Cost $5,071)

Other Assets and Liabilities (Net) 1.1%                                                 54
                                                                                  --------
Net Assets 100.0%                                                                 $  5,085
                                                                                  --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $5,071 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                         $      5

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                            (45)
                                                                                  --------
Unrealized depreciation-net                                                       $    (40)
                                                                                  ========

(b) Variable rate security. The rate listed is as of June 30, 1999.

6 See accompanying notes

Notes to Financial Statements
June 30, 1999 (Unaudited)

     1.   Organization

     The Low Duration Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

     2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

                                                       1999 Semi-Annual Report 7

June 30, 1999 (Unaudited)

     Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

     Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

     3.   Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

     Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

     Expenses. PIMCO pays for most of the expenses of the Portfolio, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

          Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

     4.   Purchases and Sales of Securities

     Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

          U.S. Government/Agency              All Other
     -------------------------------------------------------
     Purchases             Sales     Purchases        Sales
     -------------------------------------------------------
     $    1,546            $   0     $   2,727        $    0


     5.   Shares of Beneficial Interest

     The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                          Period from 02/16/1999
                                                                   to 06/30/1999
                                                          Shares          Amount
     ---------------------------------------------------------------------------
     Receipts for shares sold                                502          $5,020
     ---------------------------------------------------------------------------
     Issued as reinvestment of distributions                  10             100
     ---------------------------------------------------------------------------
     Cost of shares redeemed                                   0               0
     ---------------------------------------------------------------------------
     Net increase resulting from
       Portfolio share transactions                          512          $5,120
     ===========================================================================

     The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

     Number              % of Portfolio Held
     ---------------------------------------
          2                              100%

                                                              1999 Semi-Annual 9

     Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

     PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

     Its investment firms are:

     Pacific Investment Management Company/Newport Beach, California
     Oppenheimer Capital/New York, New York
     Cadence Capital Management/Boston, Massachusetts
     NFJ Investment Group/Dallas, Texas
     Parametric Portfolio Associates/Seattle, Washington
     PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

     Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

     Trustees and Officers
          Brent R. Harris, Chairman and Trustee
          R. Wesley Burns, President and Trustee
          Guilford C. Babcock, Trustee
          Vern O. Curtis, Trustee
          Thomas P. Kemp, Sr., Trustee
          William J. Popejoy, Trustee
          Garlin G. Flynn, Secretary
          John P. Hardaway, Treasurer

     Investment Adviser and Administrator
          Pacific Investment Management Company
          840 Newport Center Drive, Suite 300
          Newport Beach, California 92660

     Transfer Agent and Custodian
          Investors Fiduciary Trust Company
          801 Pennsylvania
          Kansas City, Missouri 64105

     Counsel
          Dechert Price & Rhoads
          1775 Eye Street, N.W.
          Washington, D.C. 20006-2401

     Independent Accountants
          PricewaterhouseCoopers LLP
          1055 Broadway
          Kansas City, Missouri 64105

     PIMCO Variable Insurance Trust
     840 Newport Center Drive, Suite 300
     Newport Beach, CA 92660
     888.746.2688

     This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

     PIMCO Funds Distributors LLC
     2187 Atlantic Street
     Stamford, CT 06902

                                                                           PIMCO



                                                  PIMCO Variable Insurance Trust
                                        Long-Term U.S. Government Bond Portfolio

                                                              ------------------

                                                              Semi-Annual Report
                                                                   June 30, 1999

Chairman's Letter

     Dear PIMCO Variable Insurance Trust Shareholder:

     We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Long-Term U.S. Government Bond Portfolio.

     Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

     The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

     Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

     On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,

     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     July 30, 1999

                                                         1999 Semi-Annual Report

Market Review

     Stock Market
     A Broadened Stock Market Continues Its Ascent

     This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

     The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

     Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

     In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

     The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

     Bond Market
     Bond Yields Move Higher

     Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

     As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

     Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

     We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 61/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Long-Term U.S. Government Bond Portfolio
PORTFOLIO CHARACTERISTICS

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily longer-term U.S. government bonds

Duration:
9.59 years

Total Net Assets:
$7 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Short-Term Instruments       45.9%
U.S. Treasury Obligations    43.2%
U.S. Government Agencies      8.7%
Other                         2.2%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA                          98.0%
AA                            1.6%
BBB                           0.4%

*% of Total Investments as of June 30, 1999

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended June 30, 1999

                         Long-Term U.S. Gov't.
                         Bond Portfolio                Lehman Brothers Int.
                         (Incep. 4/30/1999)            & 20+ Year Treasury Index
--------------------------------------------------------------------------------
Since Inception               -2.34%                              --

                   CUMULATIVE RETURNS THROUGH JUNE 30, 1999
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                    Long-Term U.S                  Lehman Borthers
                   Government Bond                 Int. & 20+ Year
      MONTH          Portofolio                     Treasury Index

     4/30/99         5,000,000                        5,000,000

     5/31/99         4,940,831                        4,930,543

     6/30/99         4,883,065                        4,884,823

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 5/01/1999, the first full month following the Portfolio inception on 4/30/1999, compared to the Lehman Brothers Int. & 20+ Year Treasury Index, an unmanaged market index.

PORTFOLIO INSIGHTS
 .    The Long-Term U.S. Government Bond Portfolio, a long maturity bond portfolio, was recently added on April 30, 1999 to the PIMCO Variable Insurance Trust product line. The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.

 .    The Portfolio maintains a minimum duration of eight years and an average duration of approximately ten years.

 .    The Portfolio is actively managed to seek returns exceeding those of a combination of the Lehman Brothers 20+ Year Treasury and Intermediate Treasury Indexes blended to achieve a 10-year duration.

 .    Investments are made primarily in fixed income obligations backed by the
     U.S. Government but can also include corporate debt securities, and mortgage and other asset-backed securities.

 .    Please see the prospectus for a more complete listing of possible investments.

                                                       1999 Semi-Annual Report 3

Financial Highlights

Long-Term U.S. Government Bond Portfolio
June 30, 1999 (Unaudited)

Selected Per Share Data for the Period Ended:                                                                6/30/1999 (a)
                                                                                                             ------------------
Net asset value beginning of period                                                                          $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (b)                                                                                       0.08
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized (loss) (b)                                                                         (0.31)
-------------------------------------------------------------------------------------------------------------------------------
Total (loss) from investment operations                                                                        (0.23)
-------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                           (0.09)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                            (0.09)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                                                                                $  9.68
-------------------------------------------------------------------------------------------------------------------------------
Total return                                                                                                   (2.34)%
-------------------------------------------------------------------------------------------------------------------------------
Net assets end of period (000's)                                                                             $ 6,545
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                                         0.65%*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                            5.28%*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                           43%
-------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Commenced operations on April 30,1999.
(b) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands, except per share amounts
                                                                                                             ------------------
Assets:
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                                                        $10,790
-------------------------------------------------------------------------------------------------------------------------------
Receivable for Portfolio shares sold                                                                               3
-------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                                                101
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,894
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Payable for financing transactions                                                                           $ 4,190
-------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                                                                 153
-------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                                                                    2
-------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                                                         1
-------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                  3
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,349
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                   $ 6,545
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:

Paid in capital                                                                                              $ 6,701
-------------------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                             (1)
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                                                                    (39)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized (depreciation)                                                                                   (116)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $ 6,545
-------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Outstanding                                                                                    676
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)                                                                          $  9.68
-------------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                                                                                    $10,906
-------------------------------------------------------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
June 30, 1999 (Unaudited)
Amounts in thousands

                                                                                                             ------------------
Investment Income:
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                     $    54
-------------------------------------------------------------------------------------------------------------------------------
 Total Income                                                                                                     54
-------------------------------------------------------------------------------------------------------------------------------

Expenses:
Investment advisory fees                                                                                           3
-------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                                                                2
-------------------------------------------------------------------------------------------------------------------------------
 Total Expenses                                                                                                    5
-------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                             49
-------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                                                               (39)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                                                          (116)
-------------------------------------------------------------------------------------------------------------------------------

 Net (Loss)                                                                                                     (155)
-------------------------------------------------------------------------------------------------------------------------------

Net (Decrease) in Assets Resulting from Operations                                                           $  (106)
-------------------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
June 30, 1999 (Unaudited)

Amounts in thousands

                                                                                                      ----------------------------
Increase (Decrease) in Net Assets from:                                                                 Period from April 30, 1999
                                                                                                               to June 30, 1999
Operations:
Net investment income                                                                                        $    49
-------------------------------------------------------------------------------------------------------------------------------
Net realized (loss)                                                                                              (39)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation)                                                                         (116)
-------------------------------------------------------------------------------------------------------------------------------
Net (decrease) resulting from operations                                                                        (106)
-------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income                                                                                       (50)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                              (50)
-------------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:
Receipts for shares sold                                                                                       7,899
-------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                                                           49
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                       (1,247)
-------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Portfolio share transactions                                                       6,701
-------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                                                                   6,545
-------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                                                0
-------------------------------------------------------------------------------------------------------------------------------
End of period *                                                                                              $ 6,545
-------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:                                         $    (1)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    1999 Semi-Annual Report See accompanying notes 5

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
June 30, 1999 (Unaudited)

                                                                                       Principal
                                                                                        Amount          Value
                                                                                        (000s)          (000s)
U.S. GOVERNMENT AGENCIES 14.3%
Financing Corp.
 10.700% due 10/06/2017                                                              $   650           $   935
                                                                                                       -------
Total U.S. Government Agencies                                                                             935
                                                                                                       -------
(Cost $959)

U.S. TREASURY OBLIGATIONS 71.2%

U.S. Treasury Bond
 7.500% due 11/15/2016 (b)                                                             2,000             2,249
 7.250% due 08/15/2022  (b)                                                            1,700             1,900
U.S. Treasury Strips
 0.000% due 08/15/2019                                                                 1,800               509
                                                                                                         -----
Total U.S. Treasury Obligations                                                                          4,658
                                                                                                         =====

(Cost $4,748)

ASSET-BACKED SECURITIES 3.7%

SMS Student Loan Trust
 5.110% due 10/27/2025 (c)                                                               250               244
                                                                                                          ----
Total Asset-Backed Securities                                                                              244
                                                                                                          ====

(Cost $245)

SHORT-TERM INSTRUMENTS 75.7%

Commercial Paper 73.1%
BellSouth Telecommunications, Inc.
 4.940% due 07/12/1999                                                                   200               199
Federal Home Loan Mortgage Corp.
 4.940% due 07/14/1999                                                                   200               200
 4.880% due 07/14/1999                                                                   100               100
 4.830% due 07/16/1999                                                                   100               100
 4.910% due 07/22/1999                                                                 2,000             1,994
 5.030% due 07/23/1999                                                                 1,000               997
Federal National Mortgage Assn.
 5.060% due 08/11/1999                                                                 1,151             1,144
MCI Worldcom, Inc.
 5.360% due 01/27/2000                                                                    50                48
                                                                                                      --------
                                                                                                         4,782
                                                                                                      ========
Repurchase Agreement 2.6%
State Street Bank
 4.000% due 07/01/1999                                                                   171               171
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Note 4.875% 03/31/2001
 valued at $174,797. Repurchase
 proceeds are $171,019.)
                                                                                                      --------
Total Short-Term Instruments                                                                             4,953
                                                                                                      ========
(Cost $4,954)

Total Investments (a) 164.9%                                                                          $ 10,790
(Cost $10,906)

Other Assets and Liabilities (Net) (64.9%)                                                              (4,245)
                                                                                                      --------
Net Assets 100.0%                                                                                     $  6,545
                                                                                                      ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $10,906 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                                             $     19
                                                                                                      --------
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                                               (135)
                                                                                                      --------
Unrealized depreciation-net                                                                           $   (116)
                                                                                                      ========

(b) Subject to a financing transaction.

(c) Variable rate security. The rate listed is as of June 30, 1999.

6 See accompanying notes

Notes to Financial Statements
June 30, 1999 (Unaudited)

     1.   Organization

     The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

     2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

                                                       1999 Semi-Annual Report 7

Notes to Financial Statements
June 30, 1999 (Unaudited)

     Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

     Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

     3.   Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

     Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

     Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

          U.S. Government/Agency                     All Other
----------------------------------------------------------------------------
     Purchases                     Sales        Purchases        Sales
----------------------------------------------------------------------------
$       6,650                 $    1,660   $      1,552     $    592

5.   Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                  ----------------------
                                                  Period from 04/30/1999
                                                           to 06/30/1999
                                                         Shares   Amount
------------------------------------------        ----------------------
Receipts for shares sold                                     801 $ 7,899
------------------------------------------        ----------------------
Issued as reinvestment of distributions                        5      49
------------------------------------------        ----------------------
Cost of shares redeemed                                     (130) (1,247)
------------------------------------------        ----------------------
Net increase resulting from
 Portfolio share transactions                                676 $ 6,701
==========================================        ======================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

5% or Greater Shareholders
--------------------------------
     Number  % of Portfolio Held
--------------------------------
          4                  100%

                                                       1999 Semi-Annual Report 9

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902

                                   P I M C O



                                                  PIMCO Variable Insurance Trust
                                                  Total Return Bond Portfolio II

                                                              ------------------

                                                              Semi-Annual Report
                                                                   June 30, 1999

Chairman's Letter

     Dear PIMCO Variable Insurance Trust Shareholder:

     We are pleased to present you with this semi-annual report for PIMCO Variable Insurance Trust Total Return Bond Portfolio II.

     Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. The yield on the 30-year Treasury bond ended the period at 5.97%, up 0.88% and yields on 10-year Treasuries climbed a more dramatic 1.14% finishing the period at 5.79%. Despite difficulties in the bond market, the U.S. stock market continued its ascent and started to broaden late in the period as smaller-capitalization issues and lower valuation issues showed strength.

     The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in U.S. and international financial markets after the global crisis of the past year. The increase came as no surprise to the financial markets since Fed officials had adopted a bias, their view on the likely next move in rates, towards tightening at their May policymaking open market committee meeting. However, the raise in rates was accompanied by the Fed announcement that they were shifting their bias back to neutral.

     Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage pay increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

     On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of the Portfolio.

     We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

     Sincerely,

     /s/ Brent R. Harris

     Brent R. Harris
     Chairman

     July 30, 1999

                                                       1999 Semi-Annual Report 1

Market Review

     Stock Market
     A Broadened Stock Market Continues Its Ascent

     This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

     The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

     Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

     In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

     The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

     Bond Market
     Bond Yields Move Higher

     Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

     As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

     Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

     We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Total Return Bond Portfolio II
Portfolio Characteristics

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate-term investment grade bonds with quality and foreign issuer restrictions

Duration:
4.71 years

Total Net Assets:
$5 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities 35.1%
U.S. Treasury Obligations  35.0%
Short-Term Instruments     22.6%
Corporate Bonds and Notes   7.3%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA        85.3%
AA         11.1%
BBB         3.6%

*% of Total Investments as of June 30, 1999

Performance

Total Return Investment Performance  For the Period Ended June 30, 1999

                      Total Return
                      Bond Portfolio II        Lehman Brothers
                      (Incep. 05/28/1999)      Aggregate Bond Index
------------------------------------------------------------------------------
Since Inception            0.71%                    --


CUMULATIVE RETURNS THROUGH JUNE 30, 1999
$5,000,000 invested at inception

[LINE GRAPH APPEARS HERE]

           Total Return II    Lehman Brothers
MONTH      Bond Portfolio     Aggregate Bond
                                 Index
5/31/99    5,000,000          5,000,000
6/30/99    5,035,686          4,984,070

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/1999, the first full month following the Portfolio inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

Portfolio insights

 . The Total Return Bond Portfolio II is a broad market bond fund and was launched on May 28, 1999. The Portfolio's investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

 . The Portfolio's investments in fixed income instruments are limited to those of U.S. dollar-denominated securities of domestic (U.S.) issuers.

 . Holdings are concentrated in areas of the bond market that appear to be undervalued based on quality, sector, coupon or maturity.

 . The Portfolio normally invests primarily in investment grade bonds, debentures, and other fixed income securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and money market instruments. All corporate securities are rated investment grade or higher at the time of purchase.

 . The average duration of the Portfolio is between three and six years and normally within one and a half years of the average duration of the bond market as a whole as measured by the Lehman Brothers Aggregate Bond Index.

 . Please see the prospectus for a more complete listing of possible investments.

                                                       1999 Semi-Annual Report 3

Financial Highlights
Total Return Bond Portfolio II

Selected Per Share Data for the Period Ended:                                                       6/30/1999 (a)

Net asset value beginning of period                                                                        $ 10.00
--------------------------------------------------------------------------------------------------  --------------
Net investment income (b)                                                                                     0.04
--------------------------------------------------------------------------------------------------  --------------
Net realized and unrealized gain (b)                                                                          0.03
--------------------------------------------------------------------------------------------------  --------------
Total income from investment operations                                                                       0.07
--------------------------------------------------------------------------------------------------  --------------
Dividends from net investment income                                                                         (0.04)
--------------------------------------------------------------------------------------------------  --------------
Total distributions                                                                                          (0.04)
--------------------------------------------------------------------------------------------------  --------------
Net asset value end of period                                                                              $ 10.03
--------------------------------------------------------------------------------------------------  --------------
Total return                                                                                                  0.71%
--------------------------------------------------------------------------------------------------  --------------
Net assets end of period (000's)                                                                           $ 5,094
--------------------------------------------------------------------------------------------------  --------------
Ratio of expenses to average net assets                                                                       0.65%*
--------------------------------------------------------------------------------------------------  --------------
Ratio of net investment income to average net assets                                                          5.02%*
--------------------------------------------------------------------------------------------------  --------------
Portfolio turnover rate                                                                                        126%
--------------------------------------------------------------------------------------------------  --------------

*Annualized
(a) Commenced operations on May 28,1999.(b) Per share amounts based on average number of shares outstanding during the period.
(b) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities
Total Return Bond Portfolio II
June 30,1999 (Unaudited)
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                               $        6,948
--------------------------------------------------------------------------------------------------  --------------
Interest and dividends receivable                                                                               61
--------------------------------------------------------------------------------------------------  --------------
                                                                                                             7,009
--------------------------------------------------------------------------------------------------  --------------

Liabilities:
Payable for investments and foreign currency purchased                                              $        1,912
--------------------------------------------------------------------------------------------------  --------------
Accrued administration fee                                                                                       3
--------------------------------------------------------------------------------------------------  --------------
                                                                                                             1,915
--------------------------------------------------------------------------------------------------  --------------
Net Assets                                                                                          $        5,094
--------------------------------------------------------------------------------------------------  --------------
Net Assets Consist of:
Paid in capital                                                                                     $        5,081
--------------------------------------------------------------------------------------------------  --------------
Undistributed net investment income                                                                              0
--------------------------------------------------------------------------------------------------  --------------
Accumulated undistributed net realized (loss)                                                                  (15)
--------------------------------------------------------------------------------------------------  --------------
Net unrealized appreciation                                                                                     28
--------------------------------------------------------------------------------------------------  --------------
                                                                                                    $        5,094
--------------------------------------------------------------------------------------------------  --------------

Shares Issued and Outstanding                                                                                  508
--------------------------------------------------------------------------------------------------  --------------

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)                   $        10.03
--------------------------------------------------------------------------------------------------  --------------

Cost of Investments Owned                                                                           $        6,920
--------------------------------------------------------------------------------------------------  --------------


4 See accompanying notes

Statement of Operations
Total Return Bond Portfolio II
June 30,1999 (Unaudited)

Amounts in thousands

                                                                                          Period from May 28, 1999
                                                                                                  to June 30, 1999
Investment Income:
Interest                                                                                  $                     26
---------------------------------------------------------------------------------------   ------------------------
 Total Income                                                                                                   26
---------------------------------------------------------------------------------------   ------------------------

Expenses:
Investment advisory fees                                                                                         2
---------------------------------------------------------------------------------------   ------------------------
Administration fees                                                                                              1
---------------------------------------------------------------------------------------   ------------------------
 Total Expenses                                                                                                  3
---------------------------------------------------------------------------------------   ------------------------

Net Investment Income                                                                                           23
---------------------------------------------------------------------------------------   ------------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                                                             (15)
---------------------------------------------------------------------------------------   ------------------------
Net change in unrealized appreciation on investments                                                            28
---------------------------------------------------------------------------------------   ------------------------
 Net Gain                                                                                                       13
---------------------------------------------------------------------------------------   ------------------------

Net Increase in Assets Resulting from Operations                                          $                     36
---------------------------------------------------------------------------------------   ------------------------


Statement of Changes in Net Assets
Total Return Bond Portfolio II
June 30,1999 (Unaudited)

Amounts in thousands

                                                                                          Period from May 28, 1999
Increase (Decrease) in Net Assets from:                                                           to June 30, 1999
Operations:
Net investment income                                                                     $                     23
---------------------------------------------------------------------------------------   ------------------------
Net realized (loss)                                                                                            (15)
---------------------------------------------------------------------------------------   ------------------------
Net change in unrealized appreciation                                                                           28
---------------------------------------------------------------------------------------   ------------------------
Net increase resulting from operations                                                                          36
---------------------------------------------------------------------------------------   ------------------------

Distributions to Shareholders:
From net investment income                                                                                     (23)
---------------------------------------------------------------------------------------   ------------------------
Total Distributions                                                                                            (23)
---------------------------------------------------------------------------------------   ------------------------
Portfolio Share Transactions:
Receipts for shares sold                                                                                     6,958
---------------------------------------------------------------------------------------   ------------------------
Issued as reinvestment of distributions                                                                         23
---------------------------------------------------------------------------------------   ------------------------
Cost of shares redeemed                                                                                     (1,900)
---------------------------------------------------------------------------------------   ------------------------
Net increase resulting from Portfolio share transactions                                                     5,081
---------------------------------------------------------------------------------------   ------------------------

Total Increase in Net Assets                                                              $                  5,094
---------------------------------------------------------------------------------------   ------------------------

Net Assets:
Beginning of period                                                                                              0
---------------------------------------------------------------------------------------   ------------------------
End of period *                                                                           $                  5,094
---------------------------------------------------------------------------------------   ------------------------

*Including net undistributed (overdistributed) investment income of:                      $                      0
---------------------------------------------------------------------------------------   ------------------------

1999 Semi-Annual Report See accompanying notes 5

Schedule of Investments
Total Return Bond Portfolio II
June 30, 1999 (Unaudited)

                                                                           Principal
                                                                            Amount       Value
                                                                            (000s)      (000s)
CORPORATE BONDS & NOTES 9.9%

Banking & Finance 5.0%
Morgan Stanley Capital
 7.460% due 02/15/2020                                                      $   250     $   255

Industrials 4.9%
DTE Capital Corp.
 8.350% due 11/15/2003 (b)                                                      250         252
                                                                                        -------
Total Corporate Bonds & Notes                                                               507
                                                                                        -------
(Cost $503)

U.S. TREASURY OBLIGATIONS 47.7%

U.S. Treasury Notes
 7.500% due 02/15/2005                                                        1,800       1,939
 5.250% due 05/15/2004                                                          500         491
                                                                                        -------
Total U.S. Treasury Obligations                                                           2,430
                                                                                        -------
(Cost $2,419)

MORTGAGE-BACKED SECURITIES 47.9%

Collateralized Mortgage Obligations 10.1%
Goldman Sachs Mortgage Securities Corp.
 8.000% due 09/20/2027                                                          500         515
                                                                                        -------
Government National Mortgage Association 37.8%
 6.500% due 07/21/2028                                                        2,000       1,924
                                                                                        -------
Total Mortgage-Backed Securities                                                          2,439
                                                                                        -------
(Cost $2,426)

SHORT-TERM INSTRUMENTS 30.9%

Commercial Paper 27.4%
American Express
 5.000% due 07/23/1999                                                          300         299
Florida Power Corp.
 4.940% due 07/06/1999                                                          200         200
Ford Motor Credit Corp.
 5.040% due 07/12/1999                                                          300         300
Kellogg Co.
 5.000% due 07/19/1999                                                          300         299
Procter & Gamble Co.
 4.980% due 07/19/1999                                                          300         299
                                                                                        -------
                                                                                          1,397
Repurchase Agreement 3.5%
State Street Bank
 4.000% due  07/01/1999                                                         175         175
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Bond 8.750% 08/15/2020
 valued at $182,697. Repurchase
 proceeds are $175,019.)
                                                                                        -------
Total Short-Term Instruments                                                              1,572
                                                                                        -------
(Cost $1,572)

Total Investments (a) 136.4%                                                            $ 6,948
(Cost $6,920)

Other Assets and Liabilities (Net) (36.4%)                                               (1,854)
                                                                                        -------
Net Assets 100.0%                                                                       $ 5,094
                                                                                        -------

                                                                                         Value
                                                                                        (000s)
-----------------------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $6,920 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                               $    28

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                                   0
                                                                                        -------
Unrealized appreciation-net                                                             $    28
                                                                                        -------

(b) Variable rate security. The rate listed is as of June 30, 1999.

Notes to Financial Statements
June 30, 1999 (Unaudited)

     1. Organization

     The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

     2. Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

     Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

                                                       1999 Semi-Annual Report 7

June 30, 1999 (Unaudited)

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

     Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

     Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counter-party to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

     Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

     3. Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

     Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

     Expenses. PIMCO pays for most of the expenses of the Portfolio, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

          Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

          The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

          Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

     4. Purchases and Sales of Securities

     Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

     U.S. Government/Agency             All Other
     ----------------------------------------------------
     Purchases     Sales         Purchases      Sales
     ----------------------------------------------------

     $  1,017    $  6,548       $   10,880     $     0

     5. Shares of Beneficial Interest

     The Portfolio may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                        Period from 05/28/1999
                                                                 to 06/30/1999
                                                               Shares   Amount
     -----------------------------------------------    ----------------------
     Receipts for shares sold                                    697   $ 6,958
     -----------------------------------------------    ----------------------
     Issued as reinvestment of distributions                       2        23
     -----------------------------------------------    ----------------------
     Cost of shares redeemed                                    (191)   (1,900)
     -----------------------------------------------    ----------------------

     Net increase resulting from
      Portfolio share transactions                               508   $ 5,081
     -----------------------------------------------    ----------------------

     The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

     Number  % of Portfolio Held
     ---------------------------
        2             100%


                                                        199 Semi-Annual Report 9

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $172 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 Atlantic Street
Stamford, CT 06902